===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          SCIENTIFIC-ATLANTA, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

[LOGO OF SCIENTIFIC ATLANTA APPEARS HERE]


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

  The Annual Meeting of Shareholders of Scientific-Atlanta, Inc. (the "Corporation") will be held on Wednesday, November 10, 1999, at 9:00 a.m., local time, at the Corporation's offices located at 5030 Sugarloaf Parkway, Lawrenceville, Georgia 30042, for the purpose of considering and voting upon the following matters, all of which are described in the attached Proxy
Statement:

    1. The election of three directors;

    2. A proposal to re-approve the Corporation's amended Long-Term Incentive Plan;

    3. A proposal to re-approve the Corporation's amended Senior Officer Annual Incentive Plan;

    4. A proposal to ratify the selection of Arthur Andersen LLP as independent auditors of the Corporation for the current fiscal year; and

    5. Such other matters as may properly come before the meeting and at any postponements or adjournments thereof.

  Only shareholders of record at the close of business on September 22, 1999, shall be entitled to notice of and to vote at the meeting and any postponements or adjournments thereof.

  A proxy solicited by the Board of Directors, together with a Proxy Statement and a copy of the Corporation's 1999 Annual Report, are enclosed herewith. Please sign, date, and return the proxy promptly in the enclosed business reply envelope. If you attend the meeting and wish to vote in person, you may do so by withdrawing your proxy prior to the meeting.


                                       By order of the Board of Directors

                                           /s/ William E. Eason, Jr.
                                           -------------------------
                                             William E. Eason, Jr.
                                                   Secretary

September 27, 1999

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY.

   Scientific-Atlanta, Inc., One Technology Parkway, South, Norcross, Georgia
                                     30092

                           SCIENTIFIC-ATLANTA, INC.
                         One Technology Parkway, South
                            Norcross, Georgia 30092

                               ----------------

                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scientific-Atlanta, Inc. (the "Corporation"), for use at the Annual Meeting of Shareholders of the Corporation to be held on November 10, 1999, and at any postponements or adjournments thereof (the "Annual Meeting"). Shareholders of record as of the close of business on September 22, 1999 (the "Record Date") are entitled to notice of and to vote at the meeting. On the Record Date, the Corporation had 78,420,093 shares of Common Stock, par value $0.50 per share (the "Common Stock"), outstanding and entitled to vote at the meeting, with each share entitled to one vote.

  Copies of solicitation materials will be furnished to brokerage houses and other fiduciaries for forwarding to beneficial owners of shares of the Corporation's Common Stock. The Corporation has engaged Morrow & Co., Inc. to assist in the solicitation of proxies from brokers, banks and their nominees which are shareholders of record, at a cost of approximately $8,000, plus reasonable out-of-pocket expenses. The costs of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by the Corporation. In addition to solicitations by mail, directors and regular employees of the Corporation may solicit proxies in person or by telephone or telegraph without receiving any compensation in addition to their regular compensation as directors or employees.

  Proxies are first being mailed to shareholders on or about September 27, 1999. Any proxy which is returned by a shareholder properly completed and which is not revoked will be voted at the meeting in the manner specified therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy card (or their substitutes) will vote FOR the election of the Board of Directors' nominees, FOR Proposals 2, 3 and 4 and in the proxy holders' discretion with regard to all other matters incidental to the conduct of the meeting or which may otherwise properly come before the meeting. Any proxy given pursuant to this solicitation may be revoked prior to the meeting at any time by delivering an instrument revoking it, or a duly executed proxy bearing a later date, to the Secretary of the Corporation. Any proxy given pursuant to this solicitation may also be revoked by any shareholder who attends the meeting and gives notice of his election to vote in person, without compliance with any other formalities.

  The presence at the meeting, in person or by proxy, of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum at the meeting. Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Corporation to act as the inspectors of election for the meeting. Inspectors of election will treat shares represented by proxies that reflect abstentions or include "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum. With the exception of (a) Proposal No. 2 regarding re-approval of the Corporation's amended Long-Term Incentive Plan and (b) Proposal No. 3 regarding re-approval of the Corporation's amended Senior Officer Annual Incentive Plan, for which abstentions will be included in the calculations for the purpose of determining whether the matters have been approved and will be treated as "no" votes, abstentions or "broker non-votes" do not constitute a vote "for" or "against" any matter and thus will be disregarded in any calculation of "votes cast."

                          CERTAIN BENEFICIAL OWNERSHIP

  The following table sets forth information as to shares of the Corporation's Common Stock held by persons known to the Corporation to be the beneficial owners of more than five percent of the Corporation's Common Stock based upon information publicly filed by such persons:


                                                     Amount and Nature
                                                       of Beneficial   Percent of
         Name and Address of Beneficial Owner            Ownership      Class(1)
    ----------------------------------------------   ----------------- ----------
     Vanguard Windsor Funds - Windsor Fund            7,866,400(/2/)   10.5%(/2/)
      Post Office Box 2600
      Valley Forge, Pennsylvania 19482-2600
     Wellington Management Company, LLP               8,415,800(/3/)   11.2%(/3/)
      75 State Street
      Boston, Massachusetts 02109



(1) The percent of class was computed by the beneficial owner as of a date immediately preceding the filing of its Schedule 13G with the Securities and Exchange Commission.
(2) Based on a Schedule 13G, dated February 10, 1999, filed by Vanguard Windsor Funds - Windsor Fund ("Vanguard"). Vanguard has sole voting power over all 7,866,400 shares, sole dispositive power over none of the shares, and shared dispositive power over all 7,866,400 shares.
(3) Based on a Schedule 13G, dated December 31, 1998, filed by Wellington Management Company, LLP ("Wellington"). Wellington does not have sole voting power or sole dispositive power over any of the shares, but has shared voting power over 481,400 shares and shared dispositive power over 8,415,800 shares. Also, Wellington's Schedule 13G reflects that Wellington holds the reported shares in its capacity as an investment advisor and one of the clients for whom Wellington holds shares is Vanguard Windsor Funds.

  The following table sets forth, as of July 2, 1999, unless otherwise indicated, information regarding ownership of the Corporation's Common Stock and Common Stock equivalents by each director of the Corporation, by each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group:


                                (A)              (B)                (C)                    (D)            (E)
                                ---              ---                ---                    ---            ---
                                            No. of Shares
                           No. of Shares  Subject to Options   No. of Shares                            Deferred
                               Owned      Exercisable Prior    of Restricted            Deferred      Common Stock
            Name            Directly(1)  to September 2, 1999 Stock Not Vested       Common Stock(2) Equivalents(3)
  ------------------------ ------------- -------------------- ----------------       --------------- --------------
  Marion H. Antonini......     10,500            67,500             3,000(/4/)           31,681          12,404
  David W. Dorman.........        500             5,000                --                 1,500              --
  William E. Kassling.....     17,011            67,500             3,000(/4/)            5,250              --
  Mylle Bell Mangum.......      8,305            45,000                --                 6,000              --
  James F. McDonald.......     89,603           918,750            77,086(/5/)               --              --
  David J. McLaughlin.....     20,681            22,500                --                25,946              --
  James V. Napier.........     18,018           162,500                --                20,507          21,180
  Sam Nunn................      4,516            11,250                --                 3,500           4,603
  Conrad J. Wredberg......     20,383            62,500            23,953(/5/)               --              --
  Dwight B. Duke..........     14,021            14,500            18,204(/5/)               --              --
  H. Allen Ecker..........     14,256            70,250            21,415(/5/)               --              --
  Larry L. Enterline......      1,315            16,250            36,537(/5/)               --              --
  All Directors and
   Executive
   Officers as a Group....    327,455         1,757,300           297,042(/4/)(/5/)      94,384          38,187

  The total shares beneficially owned by each individual director and executive officer (columns A, B and C) constituted less than 1% of the outstanding Common Stock at July 2, 1999, except that the shares beneficially owned by James F. McDonald (columns A, B and C) constituted approximately 1.4% of the outstanding Common Stock. The aggregate shares beneficially owned by all directors and executive officers as a group (columns A, B and C) represented approximately 3.1% of the outstanding Common Stock at July 2, 1999.

(1) Each person has sole voting and dispositive power with respect to the shares shown in this column. With respect to executive officers, the number of shares owned directly includes shares held in the Corporation's Voluntary Employee Retirement and Investment Plan (401(k) plan), with respect to which such officers have voting and dispositive power. On August 18, 1999, some of the performance-based restricted shares previously granted under the Corporation's Long-Term Incentive Plan (the "LTIP") vested as a result of the Corporation's financial performance in fiscal years 1994-1999. Although not included in the numbers of shares set forth in this column, such vesting of restricted shares on August 18, 1999, resulted in Messrs. McDonald, Wredberg, Duke, Ecker, and Enterline receiving, respectively, 7,769 shares, 2,035 shares, 1,284 shares, 2,229 shares, and 935 shares, net of shares withheld for taxes.
(2) In connection with the discontinuance of the Corporation's Retirement Plan for Non-Employee Directors, all non-employee directors who were in office prior to January 1, 1997, received a lump sum distribution of shares of Common Stock, which these directors were obligated to defer, pursuant to the Deferred Compensation Plan for Non-Employee Directors (the "Deferral Plan"), until the respective non-employee director's retirement date or later. Additionally, all non-employee directors receive 1,500 shares, as a Retirement Award, on the date of each annual shareholders meeting, which shares must, at each non-employee director's election, either be (i) deferred under the Deferral Plan for at least two years, or (ii) received as restricted stock which vests two years after the date of grant. Deferred lump sum distributions and deferred Retirement Awards are set forth in this column. Such deferred lump sum distributions and deferred Retirement Awards earn hypothetical dividends which are placed in a deferred interest sub-account. Directors with rights to such deferred shares of Common Stock disclaim beneficial ownership of such shares because they do not have either the right to vote the deferred shares or the right to receive dividends on the deferred shares.
(3) This column sets forth the number of shares of the Corporation's Common Stock used in determining the value of the Phantom Stock Sub-Account for a particular director under the Deferral Plan. Under the terms of the Deferral Plan, no shares are ever issued from the Phantom Stock Sub-Account to directors. Non-employee directors who have hypothetical shares in the Phantom Stock Sub-Account do not have voting or dispositive power with respect to such shares.
(4) As described in Note (2) above, each non-employee director receives an annual Retirement Award of 1,500 shares, which must either be (i) deferred for at least two years, or (ii) received as restricted stock which vests two years after the date of grant. The specified shares are shares of restricted stock received by the designated directors as Retirement Awards. Directors holding such restricted stock have the right to vote the shares and the right to receive dividends on the shares.
(5) This is the number of performance-based and time-based restricted shares of Common Stock which were granted during or prior to fiscal year 1999 under the LTIP or under a separate arrangement and which had not vested as of August 18, 1999, the date on which some of the performance-based restricted shares vested as a result of the Corporation's financial performance in fiscal 1999. See Note (1) above for more details. Executive officers holding such restricted shares have the right to vote the shares and the right to receive dividends on the shares.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  The Articles of Incorporation of the Corporation provide for the division of the Board of Directors into three classes, with the directors in each class serving for a term of three years. At the Annual Meeting, three nominees for director are to be elected to serve until the Annual Meeting of Shareholders in 2002. The nominees for director are: Marion H. Antonini; William E. Kassling; and Mylle Bell Mangum. All of the nominees for election as directors at this meeting, and all directors whose term of office will continue after the Annual Meeting, are currently directors of the Corporation.

  Directors are to be elected by a plurality of the votes cast at the Annual Meeting in person or by proxy by the holders of shares entitled to vote in the election. The Board of Directors is informed that all of the nominees are willing to serve as directors, but if any of them should decline or be unable to act as a director, the persons designated as proxy holders in the accompanying proxy card(s) (or their substitutes) will vote for such substitute nominee or nominee(s) as may be designated by the Board of Directors unless the Board reduces the number of directors accordingly.

-------------------------------------------------------------------------------
                      NOMINEES FOR TERMS EXPIRING IN 2002
-------------------------------------------------------------------------------

[PHOTO OF MARION H. ANTONINI APPEARS HERE]
                  MARION H. ANTONINI                Director since 1990
                                                    Age 69

                  Mr. Antonini has been a Principal in Kohlberg & Company, a private merchant banking firm, since March 1, 1998. Prior to joining Kohlberg & Company, Mr. Antonini was Chairman of the Board of Welbilt Corporation from July 1990 to March 1998 and Chief Executive Officer of that company from September 1990 to March 1998. From 1986 to 1990, Mr. Antonini served as Chairman of KD Equities, a merchant banking firm. Prior to that, he served as Group Vice President of Xerox Corporation's Worldwide Operations from 1982 to 1986 and in other executive positions with that company. Mr. Antonini is a director of Vulcan Materials Company, Turbochef Technologies, Inc., and Engelhard Corporation.
-------------------------------------------------------------------------------

[PHOTO OF WILLIAM E. KASSLING APPEARS HERE]
                  WILLIAM E. KASSLING               Director since 1990
                                                    Age 55

                  Mr. Kassling was a Group Vice President of American Standard, Inc. for more than five years before becoming Chairman of the Board and Chief Executive Officer of Westinghouse Air Brake Company in March 1990. Mr. Kassling is a director of Aearo Company and Commercial Intertech.

-------------------------------------------------------------------------------

[PHOTO OF MYLLE BELL MANGUM APPEARS HERE]
                  MYLLE BELL MANGUM                 Director since 1993
                                                    Age 51

                  Ms. Mangum has been Chief Executive Officer of MMS Incentives, LLC, a private equity company concentrating on high-tech marketing solutions, since May 1999. From March 1997 to May 1999, Ms. Mangum served as Senior Vice
                  President, Expense Management and Strategic Planning of Carlson Wagonlit Travel, a travel and hospitality company. From August 1992 to March 1997, Ms. Mangum was Executive
                  Vice President - Strategic Management of Holiday Inn Worldwide ("Holiday Inn"). She was also a member of the
                  Board of Directors and Executive Committee of Holiday Inn during her tenure there. From 1985 until August 1992, Ms. Mangum was Director, Corporate Planning and Development with BellSouth Corporation. Ms. Mangum is a director of Reynolds Metals, Haverty Furniture, and Payless Shoe Source.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   DIRECTORS WHOSE TERMS WILL EXPIRE IN 2000
-------------------------------------------------------------------------------

[PHOTO OF DAVID J. MCLAUGHLIN APPEARS HERE]
                  DAVID J. MCLAUGHLIN               Director since 1987
                                                    Age 63

                  Mr. McLaughlin has been President of Troy Biosciences Incorporated, a biotechnology company, since July 1, 1996. From January 1, 1985 to June 30, 1996, he served as
                  President of McLaughlin and Company, Inc., a management consulting firm. From 1987 until 1990 he also served as Managing Principal of Sibson & Company, Inc., consultants in the field of human resources. He is a director of Smart & Final, Inc. and Troy Biosciences Incorporated.
-------------------------------------------------------------------------------

[PHOTO OF JAMES V. NAPIER APPEARS HERE]
                  JAMES V. NAPIER                   Director since 1978
                                                    Age 62

                  Mr. Napier has been Chairman of the Board of the Corporation since November 1992. Mr. Napier served as interim Chief Executive Officer of the Corporation from December 1992 until July 1993. From 1986 to 1992, he was an independent business consultant. From March 1985 until March 1986, he served as President of HBO & Company, which provides information processing materials and services to health care facilities. Previously, he was Chief Executive Officer of Contel Corporation, a telecommunications company. Mr. Napier is a director of Engelhard Corporation, Vulcan Materials Company, McKesson HBOC, Inc., Intelligent Systems, Inc., Personnel Group of America, and Westinghouse Air Brake Company.
-------------------------------------------------------------------------------

[PHOTO OF SAM NUNN APPEARS HERE]
                  SAM NUNN                          Director since 1997
                                                    Age 61

                  Mr. Nunn has been a Partner at the law firm of King & Spalding since January 3, 1997. King & Spalding represents the Corporation in certain legal matters and is expected to represent the Corporation on a variety of legal matters during the current fiscal year. Prior to joining King & Spalding, Mr. Nunn served as a United States Senator from 1972 to 1997. Mr. Nunn serves as a director for The Coca-Cola Company, General Electric Company, National Service Industries, Inc., Texaco Inc., and Total System Services, Inc.
-------------------------------------------------------------------------------
                   DIRECTORS WHOSE TERMS WILL EXPIRE IN 2001
-------------------------------------------------------------------------------

[PHOTO OF DAVID W. DORMAN APPEARS HERE]
                  DAVID W. DORMAN                   Director since 1998
                                                    Age 45

                  Mr. Dorman has held the position of Chief Executive Officer of the AT&T/British Telecom Global Venture since April 1, 1999. Mr. Dorman served as Chairman, President and Chief Executive Officer of PointCast, Inc. from November 1997 through March 1999. Prior to joining PointCast, Inc., Mr. Dorman served as Chairman, President and Chief Executive Officer of Pacific Bell from July 1994 to November 1997 and served as President of Business Services for Sprint Corporation from 1993 to 1994. Mr. Dorman is a director of 3Com Corporation, Science Applications International Corporation and E-Tek Dynamics.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

[PHOTO OF JAMES F. MCDONALD APPEARS HERE]
                  JAMES F. McDONALD                 Director since 1993
                                                    Age 59

                  Mr. McDonald was elected President and Chief Executive Officer of the Corporation, effective July 15, 1993. Mr. McDonald was a general partner of J. H. Whitney & Company, a private investment firm, from 1991 until his employment by the Corporation. From 1989 to 1991, he was President and Chief Executive Officer of Prime Computer, Inc., a supplier of CAD/CAM software and computer systems. Prior to that time, he was President and Chief Executive Officer of Gould, Inc., a computer and electronics company (1984 to 1989), and held a variety of positions with IBM Corporation (1963 to
                  1984). Mr. McDonald is a director of Burlington Resources, Inc. and American Business Products, Inc.
-------------------------------------------------------------------------------

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

  The Board of Directors met seven times during the 1999 fiscal year to consider matters related to the Corporation's business. The Board of Directors has an Executive Committee, an Audit Committee, a Human Resources and Compensation Committee, a Governance and Nominations Committee and a Pension Investment Committee. Each director attended 75% or more of the aggregate of the total number of meetings of the Board and the committees of which he or she was a member during the portion of the 1999 fiscal year that he or she served as a director or committee member.

  The Executive Committee acts for the Board of Directors between meetings, subject to certain limitations. The Executive Committee did not meet during the 1999 fiscal year. Members of the Executive Committee are directors Antonini, Kassling, McDonald, Napier and Nunn. Mr. Napier is Chairman.

  The Audit Committee makes recommendations as to the selection of independent auditors, evaluates the audit services and the Corporation's financial, accounting and internal audit policies, functions and systems, and approves the engagement of independent auditors to provide non-audit services. The Audit Committee met three times during the 1999 fiscal year. The Audit Committee consists of directors Antonini, Napier and Nunn. Mr. Antonini is Chairman.

  The Human Resources and Compensation Committee makes determinations as to the compensation and benefits to be paid to the Corporation's officers and key employees. The Human Resources and Compensation Committee met three times during the 1999 fiscal year. The members of the Committee are directors Dorman, Kassling, Mangum and McLaughlin. Mr. Kassling is Chairman.

  The Governance and Nominations Committee considers nominations for directors (and will consider nominees by shareholders) and provides oversight of the governance of the Board of Directors, including issues concerning size, committee structure, membership and compensation of the Board. Nominations should be in writing, addressed to Chairman, Governance and Nominations Committee, c/o the Office of the General Counsel, Scientific-Atlanta, Inc., One Technology Parkway, South, Norcross, Georgia 30092. The Governance and Nominations Committee met twice during the 1999 fiscal year. The members of the Committee are directors Antonini, Kassling, Napier and Nunn. Mr. Nunn is Chairman.

  The Pension Investment Committee reviews the performance of firms which provide investment advice and services to the Corporation on pension investment matters. Members of this Committee are directors Dorman, Mangum, and McLaughlin. Ms. Mangum is Chairman. The Committee met twice during the 1999 fiscal year.

                    COMPENSATION OF OFFICERS AND DIRECTORS

Cash Compensation

  The following table sets forth in the prescribed format the compensation paid to the Chief Executive Officer and the other four most highly compensated executive officers of the Corporation for services rendered in all capacities during the Corporation's last three fiscal years:

                          Summary Compensation Table


                                                                          Long-Term Compensation
                                                                   -------------------------------------
                                         Annual Compensation                 Awards             Payouts
                                   ------------------------------- ---------------------------- --------
                                                      Other Annual Restricted Stock  Securities   LTIP    All Other
          Name and          Fiscal                       Compen        Award(s)      Underlying Payouts    Compen-
     Principal Position      Year  Salary($) Bonus($) sation($)(1)      ($)(2)       Options(#)  ($)(3)  sation($)(4)
  ------------------------  ------ --------- -------- ------------ ----------------  ---------- -------- ------------
  James F. McDonald.......   1999  $704,615  $695,800    $  --         $    --        150,000   $560,899   $90,565
   President and             1998   666,346   564,600       --              --        125,000    505,828    90,617
   Chief Executive Officer   1997   624,231   547,400       --              --        350,000         --    85,872
  Conrad J. Wredberg......   1999   377,115   343,800       --              --         35,000    146,822    41,042
   Senior Vice President
    and                      1998   345,192   227,500       --              --         30,000    104,215    50,587
   Chief Operating Officer   1997   304,808   230,800       --              --         20,000         --    33,205
  Dwight B. Duke..........   1999   272,692   203,000       --              --         25,000     92,504    19,810
   Senior Vice President;    1998   240,538   146,500       --              --         25,000     83,648    22,228
   President, Transmission   1997   195,692   153,900       --         127,000(/5/)     8,000         --    20,547
   Networks
  H. Allen Ecker..........   1999   303,923   207,000    4,569              --         25,000    160,903    48,645
   Senior Vice President;    1998   280,461   170,000    3,822              --         25,000    147,155    49,865
   President, Subscriber     1997   262,692   145,100    3,190              --         12,000         --    47,739
   Networks
  Larry L. Enterline(/6/).   1999   346,154   235,900       --              --         35,000     67,466    25,717
   Senior Vice President     1998   320,192   187,800       --              --         30,000     35,293    27,949
                             1997   126,923   100,000       --         396,875        125,000         --    35,058

(1) The amounts disclosed in this column represent preferential earnings on deferred compensation.
(2) The value of restricted stock grants which vest based upon criteria other than performance-based criteria are set forth in this column. Restricted shares granted to executive officers pursuant to the Corporation's LTIP, which shares vest based upon the performance of the Corporation, are not reflected in this column, but are included in the "Long-Term Incentive
    Plan - Awards in 1999 Fiscal Year" chart below. On August 18, 1999, after giving effect to the LTIP Payouts described in Note 3 below, the number and value of all outstanding grants of performance-based restricted stock held by the named executive officers (without including new grants made on August 18, 1999, for fiscal year 2000) were as follows: Mr. McDonald, 77,086 shares/$3,594,135; Mr. Wredberg, 23,953 shares/$1,116,809; Mr.
    Duke, 15,224 shares/$709,819; Dr. Ecker, 21,415 shares/$998,474; and Mr.
    Enterline, 11,537 shares/$537,913. Dividends are paid by the Corporation on restricted stock held by such executive officers, and the executives have the right to vote these shares of restricted stock.
(3) This column does not include any amounts for fiscal 1997 because no previously granted performance-based restricted stock awards vested as a result of the Corporation's performance during fiscal years 1993 - 1997. The amounts shown for fiscal 1998 represent the fair market value, as of August 20, 1998, of the performance-based restricted stock awards that vested as a result of the Corporation's performance during fiscal years 1994 - 1998. The amounts shown for fiscal 1999 represent the fair market value, as of August 18, 1999, of the performance-based restricted stock awards that vested as a result of the Corporation's performance during fiscal years 1995 - 1999.
(4) For the 1999 fiscal year, this column includes $83,183; $34,771; $12,468; $41,578; and $18,629 of life insurance premiums paid by the Corporation on behalf of Messrs. McDonald, Wredberg, Duke, Ecker, and Enterline, respectively. All other amounts in fiscal year 1999 represent contributions to the Corporation's 401(k) Plan.
(5) In fiscal 1997, Mr. Duke was granted 8,000 shares of restricted stock. The vesting schedule for these shares is 50% on July 1, 1999; 25% on July 1, 2000; and 25% on July 1, 2001, provided that Mr. Duke is employed by the Company on each vesting date. The amount shown represents the value of the restricted stock award, calculated by multiplying the closing market price of the Corporation's Common Stock on the effective date of the grant by the number of shares awarded. Dividends are paid on this restricted stock, and Mr. Duke has the right to vote these shares of restricted stock.
(6) Mr. Enterline re-joined the Corporation during fiscal 1997.

Stock Options

  The following tables set forth certain information in the prescribed formats with respect to options granted and exercised under the Corporation's various stock option plans and under stock option agreements during the 1999 fiscal year:

                       Option Grants in Last Fiscal Year


                                                                          Potential
                                                                      Realizable Value
                                                                      at Assumed Annual
                                                                            Rates
                                                                       of Stock Price
                                                                     Appreciation Option
                                       Individual Grants                   Term(1)
                           ----------------------------------------- -------------------
                                      % of Total
                           Number of   Options
                           Securities Granted to Exercise
                           Underlying Employees  or Base
                            Options   in Fiscal   Price   Expiration
            Name           Granted(#)    Year     ($/sh)   Date(2)     5%($)    10%($)
  ------------------------ ---------- ---------- -------- ---------- --------- ---------
  James F. McDonald.......  150,000      7.9%     $23.75   08/20/08  2,240,437 5,677,708
  Conrad J. Wredberg......   35,000      1.8%      23.75   08/20/08    522,769 1,324,798
  Dwight B. Duke..........   25,000      1.3%      23.75   08/20/08    373,406   946,285
  H. Allen Ecker..........   25,000      1.3%      23.75   08/20/08    373,406   946,285
  Larry Enterline.........   35,000      1.8%      23.75   08/20/08    522,769 1,324,798

(1) The dollar amounts in these columns were determined using assumed rates of appreciation set by the Securities and Exchange Commission and are not intended to forecast future appreciation, if any, in the market value of the Corporation's Common Stock. Such amounts are based on the assumption that the named persons hold the options for their full ten-year term. The actual value of the options will vary in accordance with the market price of the Corporation's Common Stock.
(2) All of these stock options were awarded under the Corporation's Long-Term Incentive Plan (the "LTIP"). All of these options become exercisable at the rate of 25% per year commencing on the date of grant, except that if a change of control occurs (as defined in the LTIP), all options become exercisable immediately. Options granted under the LTIP in fiscal 1999 may be exercised within a period of two years following a termination by reason of retirement, within one year following a termination by reason of death or disability, and within thirty days following a termination for other reasons, except for cause, in which case such options expire immediately upon the giving of the notice of such termination.

                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values


                                                    Number of Securities
                                                   Underlying Unexercised     Value of Unexercised
                             Shares                      Options at           In-the-Money Options
                           Acquired on   Value       Fiscal Year-End (#)    at Fiscal Year-End ($)(1)
                            Exercise    Realized  ------------------------- -------------------------
        Name                   (#)        ($)     Exercisable Unexercisable Exercisable Unexercisable
  ------------------------ ----------- ---------- ----------- ------------- ----------- -------------
  James F. McDonald.......   150,000   $2,682,413   825,000      325,000    $16,098,438  $5,893,750
  Conrad J. Wredberg......    72,500    1,238,438    41,250       46,250        707,891     750,391
  Dwight B. Duke..........    75,750    1,280,625        --       33,250             --     524,766
  H. Allen Ecker..........        --           --    56,750       34,250        966,234     559,203
  Larry L. Enterline......   117,500    1,826,625        --       72,500             --   1,343,750

(1) The amounts in these columns are calculated using the difference between the closing market price of the Corporation's Common Stock at the end of the Corporation's 1999 fiscal year and the option exercise prices.

Long-Term Incentive Awards

  The following table sets forth in the prescribed formats certain information with respect to restricted stock awards granted under the Corporation's LTIP during fiscal 1999.

             Long-Term Incentive Plan - Awards in 1999 Fiscal Year


                                                             Estimated Future Payouts
                                      Performance or              under Non-Stock
                           Number of   Other Period              Price-Based Plans
                            Shares   until Maturation ---------------------------------------
        Name                  (#)      or Payout(1)   Threshold (#) Target (#)(2) Maximum (#)
  ------------------------ --------- ---------------- ------------- ------------- -----------
  James F. McDonald.......  21,410       10 years         2,141           --        21,410
  Conrad J. Wredberg......   9,550       10 years           955           --         9,550
  Dwight B. Duke..........   5,530       10 years           553           --         5,530
  H. Allen Ecker..........   6,180       10 years           618           --         6,180
  Larry L. Enterline......   7,040       10 years           704           --         7,040

(1) Vesting of these shares is based on achieving specified improvements in the Corporation's weighted five-year average return on equity. Results are reviewed annually, and shares vest based on the degree of improvement achieved. Any shares which have not vested at the end of the ten-year term are forfeited.
(2) Vesting of the right to receive the performance-based restricted stock awards is based on the degree of improvement in the Corporation's weighted five-year average return on equity. Upon achieving the minimum level of improvement, ten percent of the rights become vested, as shown in the "Threshold" column. Upon achievement of a specified maximum five-year average return on equity, all such awards will be vested. No "target," as such, has been established, but improvements in the Corporation's return on equity between the "threshold" and the "maximum" levels will result in the vesting of a proportionate number of awards.

Retirement Plans and Other Arrangements

  Defined Benefit Retirement Plan. The Corporation presently has in effect a non-contributory retirement plan (the "Retirement Plan") for the benefit of its employees which provides for the payment of fixed benefits upon normal retirement at age 65 on the basis of years of service and all cash compensation of each employee. Examples of annual retirement benefits payable under the Retirement Plan are set forth in the table below. These examples are based on the following: (i) retirement at the normal retirement age of 65,
(ii) "average compensation" is the average compensation in the highest consecutive five of the last ten calendar years of service that immediately precede retirement, and (iii) the benefits are straight life annuities. Benefits under the Retirement Plan are not reduced by Social Security benefits. The years of service, as of July 2, 1999, credited for retirement benefits for the persons named in the Summary Compensation Table are James F. McDonald, 5 11/12 years; Conrad J. Wredberg, 4 1/6 years; Dwight B. Duke, 20 10/12 years; H. Allen Ecker, 22 2/3 years; and Larry L. Enterline, 2 5/12 years.


  Average Annual Compensation                    Years of Service(/1/)
  ---------------------------                    ---------------------
                                          15      20      25      30      35
                                          --      --      --      --      --
  $125,000............................. $21,486 $25,566 $28,830 $31,278 $33,182
   150,000.............................  25,784  30,680  34,596  37,533  39,818
   175,000.............................  26,815  31,907  40,393  42,076  43,278
   200,000.............................  26,815  31,907  42,304  44,066  45,325
   225,000.............................  26,815  31,907  42,304  44,066  45,325
   250,000.............................  26,815  31,907  42,304  44,066  45,325
   500,000.............................  26,815  31,907  42,304  44,066  45,325

(1) The Corporation also maintains a supplemental executive retirement plan for its executive officers, including Messrs. McDonald, Wredberg, Duke, Ecker and Enterline. Provisions of the plan include a ten-year vesting requirement and a normal retirement age of 65. Benefits are based upon up to fifty percent of final average pay with offsets for the Retirement Plan, Social Security benefits and any retirement benefits payable from former employers.
  The Omnibus Budget Reconciliation Act of 1993 ("OBRA") changed the Internal Revenue Code by placing an annual maximum limit of $150,000 on the compensation which may be considered in determining a participant's benefits. Previous to this change in the statute, the Internal Revenue Code allowed a maximum limit of $235,840 (i.e., $200,000, indexed for a cost of living adjustment). Effective July 1, 1994, the Corporation adopted a non-qualified Restoration Retirement Plan ("Restoration Plan") to replace the benefits to certain participants that had been eliminated by the changes made to the Internal Revenue Code by OBRA. Thus, effective July 1, 1994, participants' compensation, as defined in the Restoration Plan, in excess of the newly prescribed limit and up to what the limit would have been had OBRA not been enacted will be considered under the Restoration Plan. Participants under the Corporation's Supplemental Executive Retirement Plan ("SERP") will continue to have all compensation, as defined in the SERP, in excess of the maximum limit prescribed by the Internal Revenue Code considered in determining their pension benefits. The above table does not include any benefits under the Restoration Plan.

  Agreements with Certain Persons. The Corporation has letter agreements with Messrs. Wredberg, Duke, Ecker, and Enterline which provide for the continuation of salary and certain benefits for a twelve-month period in the event of termination of employment without cause. The Corporation also has agreements with Messrs. McDonald, Wredberg, Duke, Ecker, and Enterline which provide for the payment of two times the executive's compensation plus the continuation of the executive's benefits for two years in the event the executive's employment with the Corporation is terminated within two years from the time of a change of control (as defined in the agreement) of the Corporation, unless such termination is for cause.

Director Compensation

  Annual Fees. Each director who is not an employee receives a $25,000 annual cash retainer, paid quarterly, and $1,250 for each meeting of the Board and each meeting of a committee he or she attends. The Chairman of the Board and each Committee chair receives an additional annual retainer of $60,000 and $5,000, respectively, paid quarterly. Non-employee directors may elect to defer all or a portion of their retainer and meeting fees under the Corporation's Deferral Plan. At the election of the participant, deferred amounts are deposited into (a) an interest sub-account, which earns interest at a rate set annually based on a 90-day average of the Moody's Long Term Industrial Bond Rate; (b) a phantom stock sub-account, which is deemed to represent the number of shares of the Corporation's Common Stock which the amount deferred could purchase at the average closing price of such stock for the last 20 business days in the month prior to the month in which the amount is deferred; or (c) a split-dollar insurance sub-account, from which the premium is paid for life insurance insuring the life of the deferring director, or, at the election of such director, the lives of the deferring director and his or her spouse on a joint and survivor basis.

  Non-Employee Director Stock Option Plan. Under this option plan, an initial option to purchase 20,000 shares of the Corporation's Common Stock is granted to each non-employee director upon joining the Board. An option to purchase an additional 5,000 shares is granted to each such director on the date of each annual meeting of shareholders. The exercise price for each option is the composite closing price of the Corporation's Common Stock on the New York Stock Exchange on the grant date. Each option is exercisable as to 25% of the shares covered thereby after the expiration of one year following the date of grant and for an additional 25% of the shares after the expiration of each succeeding year. The options granted under this option plan are exercisable only by a non-employee director, except in certain limited circumstances.

  Non-Employee Director Stock Plan. This stock plan provides for the grant of a stock award of 500 shares of the Corporation's Common Stock (a "Stock Award") and the grant of a retirement award of 1,500 shares of the Corporation's Common Stock (a "Retirement Award") to each non-employee director on the date of each annual meeting of the Corporation's shareholders. In addition, under this stock plan each non-employee director may elect to receive up to 100% of his or her quarterly compensation from the Corporation in the form of shares of the Corporation's Common Stock (an "Elective Grant"). Receipt of shares awarded as a Stock Award, Retirement Award or as an Elective Grant may be deferred under the Deferral Plan. Pursuant to the terms of this stock plan, each year non-employee directors must elect, as to his or her annual Retirement Award, either (a) to receive the 1,500 shares as restricted stock which cannot be sold or otherwise transferred for two years, or (b) to defer the 1,500 shares for at least two years under the Deferral Plan.

                                 REPORT OF THE
                  HUMAN RESOURCES AND COMPENSATION COMMITTEE

Role of the Committee and the Board

  The Human Resources and Compensation Committee sets compensation policies for the Corporation's senior management within guidelines approved by the Board of Directors. The Committee evaluates individual and corporate performance from a short-term and long-term perspective, establishes base salaries and approves annual and long-term incentives for all officers, and administers the Corporation's option and incentive plans. The Committee's recommendations regarding the compensation of the Chief Executive Officer are subject to the approval of the full Board.

Compensation Philosophy

  The Corporation's executive compensation program is designed to attract, motivate and retain highly qualified executives and to encourage the achievement of superior performance. The program is designed to:

 . Foster a performance-oriented environment with a high level of variable compensation based on the short-term and long-term performance of the individual, team, business unit and Corporation against demanding goals and objectives.

 . Provide total compensation opportunities which exceed industry medians for superior financial results and outstanding personal performance.

 . Align the interests of the Corporation's executives and shareholders through the use of stock-based compensation plans.

Base Salaries

  The Corporation positions its base salaries to be fully competitive with the range of compensation levels of comparably-sized, high-technology companies and with the Corporation's direct business competitors which have similar market characteristics. National surveys such as Hewitt Associates' Total Compensation Database and Radford Associates' Management Total Compensation Report and, periodically, independent compensation consultants are utilized by the Committee when determining such salaries.

  In determining whether the base salaries of executives, including the Chief Executive Officer, should be increased, the Committee takes into account individual performance, performance of the operations directed by that executive, and the positioning of compensation within established salary ranges.

Incentive Compensation

  Under the Corporation's compensation philosophy, the majority of compensation is intended to be payable under incentive plans. Payments and awards under these incentive plans are based on the achievement of annual and long-term goals and, accordingly, are "at risk." Executives of the Corporation are eligible to participate in the following incentive plans, as determined by the Committee:

  Senior Officer Annual Incentive Plan. This plan has been designed to qualify as "performance-based" compensation under Internal Revenue Code (the "Code")
Section 162(m) ("Code Section 162(m)"). Payments under the plan are based upon the achievement of annual goals. The award determinations for Mr. McDonald and Mr. Wredberg under the Senior Officer Annual Incentive Plan were determined based on whether Mr. McDonald and Mr. Wredberg, respectively, satisfied the quantitative objectives established by the Committee earlier in the fiscal year. Mr. McDonald's award under this plan and the basis for such award are discussed in the next section of this report. See "Proposal to Re-Approve Senior Officer Annual Incentive Plan" below.

  Annual Incentive Plan. Under the Annual Incentive Plan (the "AIP"), awards are made based on company, business unit and/or region results and assessments of individual performance. Quantitative and qualitative objectives are weighted 60% and 40%, respectively, in setting "target" awards for staff participants and 75% and 25%, respectively, for business unit participants.

  Quantitative objectives, consistent with annual business plans approved by the Board, are used in determining the amount of the award governed by the company, group and/or business unit performance. Awards under the quantitative portion of the AIP are not made if the minimum thresholds are not met. The Committee may also take into account non-recurring extraordinary circumstances unrelated to the Corporation's financial performance.

  The award for Mr. McDonald under the AIP is discussed in the next section of this report. The quantitative awards under the AIP for Messrs. Duke, Enterline and Ecker were based on the quantitative performance of the Corporation, as measured by earnings per share, gross margin, revenue and working capital, and the qualitative awards under the AIP for Messrs. Duke, Enterline, Ecker and Wredberg were based on the Committee's assessment of each individual's individual performance against personal qualitative objectives.

  Senior Officer and AIP awards for the Chief Executive Officer and the four other most highly compensated executives of the Corporation are included in the "Bonus" column of the Summary Compensation Table.

  Long-Term Incentive Plan. This plan permits the Committee to use one or more long-term incentives to motivate excellent long-term performance. In fiscal year 1999, performance-based restricted stock awards were granted to 19 key executives, including Messrs. McDonald, Wredberg, Duke, Ecker and Enterline. These awards will vest over a term of up to ten years, based on improvement in the Corporation's weighted average return on equity over the previous five-year period. The number of shares granted are shown in the Long-Term Incentive Plan - Awards in 1999 Fiscal Year Table. The dollar value of shares that vested based on the Corporation's fiscal year 1999 performance are shown in the Summary Compensation Table. See "Proposal to Re-Approve Long-Term Incentive Plan" below.

  Stock Option Plan. A larger group of executives, including the executives named in the Summary Compensation Table, receive grants of stock options under the provisions of the Long-Term Incentive Plan and the provisions of the 1996 Employee Stock Option Plan (with only non-officers participating in this plan). The objective of the grants is to align the interests of the executives with the interests of the Corporation's shareholders by affording the executives the opportunity of a potentially significant financial benefit if their efforts result in stock price appreciation. The Committee takes into account the performance of the individual recipient, the number of options previously awarded to any individual participant and the Corporation's grant levels compared to competitive practices, targeting near a median grant posture. Grants made in fiscal 1999 to Mr. McDonald and the other named executives are shown in the Summary Compensation Table and in the Option Grants in Last Fiscal Year Table. During fiscal 1999, options for a total of 1,896,850 shares were granted to optionees.

Policy Relative to Code Section 162(m)

  The Omnibus Budget Reconciliation Act of 1993 (OBRA) limited deductible senior officer annual compensation to $1,000,000, unless the compensation qualifies as "performance-based" compensation under Code Section 162(m). In general, the Corporation will seek to maximize the use of the "performance-based" exemption provided under Code Section 162(m). The Committee also believes that inclusion of qualitative (non-quantitative) objectives play an important role in incentive plans. The Committee will continue to base a portion of incentive payments on such qualitative assessments, even though they may not meet the Code Section 162(m) requirements to qualify as "performance-based" compensation.

Stock Ownership

  The Committee believes that significant ownership of Common Stock by officers and directors more closely aligns the upside and downside returns for these individuals with the Corporation's other shareholders. As a result, the Corporation's officers and directors agreed during fiscal year 1994 to increase their ownership over time to a level of one times the annual salary for officers (three times in the case of the Chief Executive Officer) and three times the annual retainer for outside directors. As of the end of fiscal year 1999, officers' holdings averaged 5.6 times base salaries, and outside director holdings averaged 26.9 times annual retainers (based on the closing price of the Common Stock at the 1999 fiscal year end). These holdings include restricted stock, whether performance-based or time-based, which has not yet vested or been "earned out." For directors, the holdings also include shares which have been deferred.

Chief Executive Officer Compensation

  At the beginning of fiscal year 1999, Mr. McDonald's base salary was increased to maintain a fully competitive position among Chief Executive Officers of similarly-situated high technology companies. This increase of five percent was based also on Mr. McDonald's excellent performance during the previous year.

  During fiscal year 1999, Mr. McDonald was granted a stock option of 150,000 shares. In combination with the grants of performance-based stock, discussed later in this section, the option grant was designed to be fully competitive with grants of long-term incentives to Chief Executive Officers by other comparable high technology companies.

  Under the Senior Officer Annual Incentive Plan, Mr. McDonald had an opportunity to earn a maximum of $596,400 if the Corporation achieved 125% or more of its targeted performance as measured by profits before tax, gross margin, return on net assets and sales (revenue). The results for fiscal year 1999 approached targeted levels, but did not reach the maximum. The Committee, therefore, approved a payment of $298,200 according to the provisions of the Plan.

  Mr. McDonald also had an opportunity to earn additional incentive pay under the Annual Incentive Plan, based on his performance against qualitative objectives. The Committee approved payment of $397,600 based on excellent performance. In reaching its decision, the Committee noted strong Broadband sales growth in North America, a successful digital video system rollout, further quality improvements, strengthening of already excellent relations with major customers and the financial community, and actions to further develop organizational and individual competencies.

  Mr. McDonald received a grant of 21,410 performance-based shares of restricted stock under the Long-Term Incentive Plan. Based upon the Corporation's 1999 fiscal year Return on Equity performance, Mr. McDonald's right to receive 12,030 shares under prior awards vested.

Other Compensation Plans

  The Corporation also has various broad-based employee benefit plans. Executives participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to executives under the plans. The Corporation offers an Employee Stock Purchase Plan pursuant to the provisions of Section 423 of the Code under which employees may purchase Common Stock. The Voluntary Employee Retirement and Investment Plan pursuant to the provisions of Section 401(k) of the Code, permits employees to invest in a variety of funds on a pre-tax basis. Matching contributions under the plan are made in Common Stock of the Corporation.

  The Corporation also maintains pension, insurance and other benefit plans for its employees.

  Submitted by the Human Resources and Compensation Committee:

              William E. Kassling, Chairman
              David W. Dorman
              David J. McLaughlin
              Mylle Bell Mangum

                               PERFORMANCE GRAPH

  The following graph shows a comparison of total return to shareholders for the Corporation, the Standard & Poor's Technology Sector Index, the Standard & Poor's Communications Equipment Index and the Standard & Poor's 500 for the Corporation's last five fiscal years. The graph assumes that the value of investment in the Corporation's Common Stock and in each index was $100 on June 30, 1994, and all dividends were reinvested. The Corporation has decided to compare itself to Standard & Poor's Communication Equipment Index rather than Standard & Poor's Technology Sector Index because the Communications Equipment Index is more closely related to the industry in which the Corporation operates. The information related to the Technology Sector Index is included to comply with the SEC's requirements.

                             [GRAPH APPEARS HERE]


                     1994    1995    1996    1997    1998    1999   9/14/99
                     ----    ----    ----    ----    ----    ----   -------
S&P 500              $100    $125    $156    $208    $267    $329     $316
S&P COMMUNICATIONS
  EQUIPMENT          $100    $176    $248    $331    $457    $795     $758
S&P TECHNOLOGY
  SECTOR             $100    $159    $187    $293    $383    $638     $688
SCIENTIFIC-
  ATLANTA, INC.      $100    $129    $ 92    $131    $147    $229     $344


                                 PROPOSAL NO. 2

                             PROPOSAL TO RE-APPROVE
                            LONG-TERM INCENTIVE PLAN

  At the Annual Meeting, there will be presented to the shareholders a proposal to re-approve the Corporation's Long-Term Incentive Plan (the "LTIP"). The Board of Directors unanimously approved the LTIP in 1994 and re-approved it on August 18, 1999, as amended. The shareholders of the Corporation previously approved the LTIP on November 11, 1994. The Board of Directors recommends that the shareholders approve this proposal to re-approve the LTIP, as amended. The LTIP is being recommended to the shareholders for re-approval to comply with Code Section 162(m), which requires re-approval of the LTIP every five (5) years. See "Further Information Applicable to Proposal No. 2 and Proposal
No. 3." The LTIP has also been amended by the Board of Directors to revise the performance objectives for certain awards.

  The LTIP is intended to encourage officers and key employees of the Corporation and its subsidiaries to acquire or increase their ownership of Common Stock on reasonable terms, to provide compensation opportunities for superior financial results and outstanding personal performance, to foster in participants a strong incentive to put forth maximum effort for the continued success and growth of the Corporation and its subsidiaries, and to assist in attracting and retaining the best available individuals to the Corporation and its subsidiaries. Stock options, stock appreciation rights ("SARs"), options granted in tandem with SARs, restricted stock awards and performance awards may be granted under the LTIP.

  The Corporation has registered with the SEC, on Form S-8 Registration Statements, 5,500,000 shares of Common Stock for issuance under the LTIP. If this Proposal No. 2 is approved by the shareholders, the Board of Directors may, at some time in the future, cause additional shares of Common Stock to be registered on a Form S-8 Registration Statement to be filed with the SEC at the Corporation's expense. Such additional shares would be registered for issuance under the LTIP only if the number of shares previously registered is inadequate for the Corporation's requirements, as limited by the terms described below under the heading "Awards Subject to Plan." Re-approval of the LTIP by the shareholders will not result in an increase in the number of shares authorized for issuance under the LTIP.

Administration

  The LTIP will continue to be administered by a committee (the "Committee") appointed by the Corporation's Board of Directors, which Committee shall consist of not less than two directors, each of whom is a "non-employee director" as defined in Rule 16b-3 of the rules and regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless the Board determines otherwise, the Committee shall be comprised solely of "outside directors" within the meaning of Section 162(m) of the Code. The Human Resources and Compensation Committee has been designated as the Committee under the Plan until otherwise determined by the Board of Directors. Subject to the provisions of the LTIP, the Committee has full authority to determine the employees to whom awards under the LTIP shall be granted, to determine the nature and the amount of the grants and relevant conditions thereof, and to interpret and determine any and all matters relating to the administration of the LTIP and the granting of awards thereunder.

  The Committee shall from time to time adopt policies and procedures applicable to awards that govern the lapse or non-lapse of restrictions and the rights of participants and beneficiaries in the event of death, disability, termination of employment, or retirement or upon the occurrence of any other event determined by the Committee to be appropriate. The Committee shall have the authority to define disability and retirement and other terms under the LTIP, and the Committee's policies and procedures may differ with respect to awards granted at different times. Awards granted under the LTIP are not transferable, except, in the event of a participant's death, to his heirs or estate.

Stock Options and Stock Appreciation Rights

  Stock options granted under the LTIP may be intended to qualify for treatment as incentive stock options under Section 422 of the Code (so called "incentive stock options"), or as options not intended to qualify for such treatment (so called "non-qualified options"), or a combination of incentive and non-qualified stock options. The option or exercise price per share of any option shall not be less than the "fair market value" (as defined in the LTIP) of the shares covered by such option on the option grant date. In the event an incentive stock option is granted to an employee who, at the time such incentive stock option is granted, owns more than ten percent of the total combined voting power of all classes of stock of the Corporation or if applicable, a subsidiary or a parent of the Corporation (a "Ten-Percent Shareholder"), then the option price per share of such incentive stock option shall not be less than 110 percent of the fair market value of the shares covered by the option on the option grant date.

  Options shall be exercisable for a term of not more than ten (10) years from the date of grant and shall be subject to earlier termination as provided for by the LTIP or the Committee. In the event an incentive stock option is granted to an employee who, at the time of grant is a Ten-Percent Shareholder, then such incentive stock option shall not be exercisable more than five (5) years from the option grant date. In any calendar year, no employee may be granted an incentive stock option to the extent that the aggregate fair market value (such fair market value being determined as the date of grant of the option in question) of the stock with respect to which the incentive stock options first become exercisable by the employee during any calendar year (under all plans of the Corporation) exceeds $100,000.

  In addition, SARs may be granted under the LTIP in tandem with options or may be granted on a stand alone basis. The Corporation's obligation to any participant exercising an SAR may be paid in cash or shares of Common Stock, or partly in cash or shares, at the discretion of the Committee. SAR's granted in tandem with incentive stock options are subject to additional limitations under the LTIP.

Restricted Stock Awards

  Restricted stock awards granted under the LTIP shall be subject to such terms and conditions as the Committee may, in its discretion, determine. Restricted stock awards may be subject to restrictions which lapse over time with or without regard to performance objectives for a specific performance period. Unless the Committee decides otherwise in its sole and absolute discretion based upon the circumstances existing at the time of the grant of any restricted stock award, restricted stock awards which are subject solely to time-based restrictions shall vest over a period of not less than three (3) years and restricted stock awards which are subject to restrictions based on Performance Objectives shall vest over a period of not less than one (1) year. Subject to the restrictions set forth in the LTIP and in the related award agreement, the shares granted under a restricted stock award shall be issued to the recipient and deposited into escrow, if applicable. In establishing the performance objectives, the Committee shall also establish a schedule or schedules setting forth the portion of the performance award which will be earned or forfeited based on the degree of achievement of the performance objectives actually achieved or exceeded as determined by the Committee.

  Subject to the restrictions set forth in the LTIP and as set forth in the related award agreement, participants who receive restricted stock awards shall be shareholders with respect to all shares represented by such certificate or certificates issued to them and shall have all the rights of a shareholder with respect to such shares, including the right to vote such shares and to receive dividends and other distributions paid with respect to such shares. Until such time as the restrictions determined by the Committee or otherwise set forth in the related award agreement have lapsed, the shares awarded to a participant and held by the Corporation and the right to vote such shares or receive dividends on such shares, may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of; provided however, that if so provided in the award agreement, such shares may be transferred upon the death of the participant to such participant's legal representative and heirs as may be entitled thereto by will or the laws of intestacy.

Performance Awards

  Performance awards granted under the LTIP may consist of a right to receive shares of Common Stock or units which may be paid in cash, shares of Common Stock or a combination of cash and shares. Under the LTIP, the Committee is to establish performance periods applicable to performance awards and the Committee shall establish one or more specific performance objectives for a performance period. Performance objectives are to be established prior to the grant of any performance awards with respect to such period. In establishing the performance objectives, the Committee shall also establish a schedule or schedules setting forth the portion of the performance award which is to be earned or forfeited based on the degree of achievement of the performance objectives actually achieved or exceeded as determined by the Committee.

  Performance awards may be granted alone, in addition to or in tandem with other awards under the LTIP. The Committee may determine that a participant forfeits such performance awards back to the Corporation upon termination of employment for any reason or specified reasons. Until such time as the performance objectives as determined by the Committee have been met and until any restrictions upon the shares issued pursuant to any performance awards have lapsed, performance awards and any rights thereto may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of by any participant.

Performance Objectives

  Under the LTIP, performance objectives are the specific targets and objectives established by the Committee under one or more, or a combination of or ratio between, any key elements contained in or derived from the Corporation's income statement, balance sheet and/or cash flow statement, or the equivalent measure in a business unit or function of the company, including but not limited to sales or revenue, bookings, gross margin, costs and expenses, working capital, inventory, pre-tax and after-tax income, increase in cash, return on equity, return on assets, return on capital, earnings per share, return on sales, total shareholder return and net income. These targets and objectives may represent performance vs. plan, performance vs. historical performance or performance vs. a peer group of comparable companies established by the Committee. Results against targets and objectives shall be determined and measured in accordance with generally accepted accounting principles as utilized by the Corporation in its reports filed under the Exchange Act. Prior to the LTIP being amended in calendar 1999, the "performance objectives" were defined as "one or more of the following four factors: earnings per share of the Corporation's Common Stock, return on average shareholders' equity, return on capital, and total shareholder returns of the Corporation compared to a peer group of comparable companies established by the Committee." To the extent awards are intended to qualify as performance-based compensation under Code Section 162(m), then the specific performance objectives for such awards shall be established in writing no later than ninety (90) days after the commencement of the applicable performance period. The performance periods established by the Committee for which performance objectives are established are to be not less than one (1) and no more than ten (10) consecutive fiscal years. The Committee may adjust performance objectives, adjust the way performance objectives are measured, or shorten any performance period if it determines that conditions or the occurrence of events warrants such actions; provided, that the Committee's right to make such adjustments shall not apply to any performance award that is intended to qualify as performance-based compensation under Code Section 162(m) if and to the extent that it would prevent the award from so qualifying.

Eligibility

  Awards under the LTIP may be granted to such officers (including officers who are members of the Board) and other key salaried employees of the Corporation or any of its subsidiaries as the Committee shall determine. All exempt employees are eligible to receive grants under the LTIP, but only approximately 230 exempt employees currently hold awards granted under the LTIP. Non-employee directors are not eligible to receive awards under the LTIP.

Awards Subject to Plan

  The maximum shares of Common Stock with respect to which awards may be granted under the LTIP in each fiscal year during any part of which the LTIP is effective shall be one and one-half percent of the number of shares of the Corporation's Common Stock outstanding as of the first day of such fiscal year; and commencing in the Corporation's 1995 fiscal year and each fiscal year thereafter, subtracting from such maximum number of shares the number of shares subject to options, if any, granted pursuant to the Corporation's 1992 Employee Stock Option Plan. The maximum number of shares available for such awards that may be granted in any particular fiscal year may be increased by "borrowing" from the next fiscal year an amount of up to one-half of one percent of the number of shares of Common Stock outstanding as of the first day of the fiscal year, provided that the number of shares of Common Stock which would otherwise be available for awards in the next fiscal year shall be decreased by the "borrowed" number of shares pursuant to this provision. Any unused portion of the percentage limit for any year shall be carried forward and shall be available for awards in succeeding years. Based upon the number of shares of the Corporation's Common Stock outstanding as of the first day of the 2000 fiscal year, awards for up to 1,160,206 shares of Common Stock are eligible to be granted under the LTIP in the current fiscal year. As indicated above, such number may be increased by (a) the amount of up to 386,735 shares of Common Stock by "borrowing" from the amount that would be available for grant in fiscal year 2001, provided that the number of shares of Common Stock which would otherwise be available for awards in the 2001 fiscal year are decreased by a like number; and (b) the number of shares of Common Stock that are carried forward as a result of not being used in prior fiscal years.

  In no event shall more than 4,000,000 shares of Common Stock be cumulatively available for awards of incentive stock options under the LTIP. Moreover, the maximum number of shares of Common Stock with respect to which options and SARs payable in shares may be granted during any year to any employee shall not exceed 1,000,000. Previously, the maximum number of shares for this purpose was 400,000 shares. The maximum dollar value with respect to which Awards (other than options and SARs payable in shares) that are intended to qualify as performance-based compensation under Code Section 162(m) which may be paid to any Employee for any applicable performance period shall be $10,000,000. Previously, the maximum dollar value for this purpose was $4,000,000.

  In the event of changes in the Corporation's outstanding shares by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, reorganizations or liquidations or similar events or in the event of extraordinary cash or non-cash dividends being declared with respect to outstanding shares or other similar transactions, the number and class of shares available for awards under the LTIP in the aggregate, the number and class of shares subject to awards theretofore granted, the number of SARs granted, applicable purchase prices, applicable performance objectives for the performance periods not yet completed and performance levels and any portion of the payments related thereto, shall be equitably adjusted by the Committee.

  The fair market value per share of Common Stock underlying an award granted under the LTIP on any relevant date will be the composite closing price on the New York Stock Exchange on such date. On September 16, 1999, the New York Stock Exchange composite closing price of the Corporation's Common Stock was $55.75 per share.

Plan Benefits

  The benefits or amounts that will be received by the persons or groups named in the table below are not determinable for the 2000 fiscal year and future fiscal years. Accordingly, the table below sets forth the benefits and amounts that were granted in fiscal 1999 to the named persons and groups.

                           Long-Term Incentive Plan


                                                Number of Restricted Number of Shares Subject
   Name and Position(1)     Dollar Value ($)(2)      Shares(3)              to Options
  ------------------------  ------------------- -------------------- ------------------------
  James F. McDonald.......      $  508,488             21,410                 150,000
   President and Chief
   Executive Officer

  Conrad J. Wredberg......      $  226,813              9,550                  35,000
   Senior Vice President
   and Chief Operating
   Officer

  Dwight B. Duke..........      $  131,338              5,530                  25,000
   Senior Vice President;
   President, Transmission
   Network Systems

  H. Allen Ecker..........      $  146,775              6,180                  25,000
   Senior Vice President;
   President, Subscriber
   Networks

  Larry L. Enterline......      $  167,200              7,040                  35,000
   Senior Vice President

  All Executive Officers,
   as
   a Group................      $2,500,400            105,280                 402,000

  All Employees, Other
   than
   Executive Officers, as
    a
   Group..................      $  669,750             28,200               1,529,850


(1) Non-employee directors are not eligible to receive awards under the LTIP. As a result, the non-employee directors are omitted from the table.
(2) The amounts shown represent the dollar value of the restricted stock granted during the 1999 fiscal year, calculated by multiplying the closing price of the Corporation's Common Stock on the date that the restricted shares were granted. Because such restricted shares may be forfeited, the recipient may never realize any value from such restricted shares. No value is included for the options granted in the 1999 fiscal year.
(3) As of July 2, 1999, the maximum number of shares that may vest under the restricted stock awards (including the shares shown in the above table) for Messrs. McDonald, Wredberg, Duke, Ecker, Enterline, all current executive officers as a group and all employees, other than the executive officers as a group, is: 77,086; 23,953; 14,024; 21,415; 11,537; 326,180; and 182,420,
    respectively. See the table captioned "Long-Term Incentive Plan - Awards in the Last Fiscal Year."

Amendment of LTIP

  The LTIP may be amended at any time and from time to time by the Corporation's Board of Directors, provided that no amendment without the approval of the Corporation's shareholders shall be made if shareholder approval is required under Code Section 162(m) or Rule 16b-3. Notwithstanding the previous sentence, no amendment to the LTIP shall be made without the approval of the Corporation's shareholders which would change the material terms of performance goals that were previously approved by the Corporation's shareholders within the meaning of the treasury regulations issued under
Section 162(m), unless the Board of Directors determines that such approval is not necessary to avoid loss of a deduction under Section 162(m), such approval will not avoid such a loss of a deduction, or where such approval is not advisable.

Change in Control

  Upon a Change in Control (as defined in the LTIP) of the Corporation, (i) all options and SARs then outstanding shall become immediately exercisable as of the date of the Change in Control, whether or not then exercisable, (ii) all restrictions and conditions of all restricted stock awards then outstanding shall be deemed satisfied as of the date of the Change in Control, and (iii) all performance awards shall be deemed to have been fully earned as of the date of the Change in Control. Moreover, the Committee may at any time, and subject to such terms and conditions as it may impose, (a) grant awards that become exercisable only in the event of a Change in Control, (b) provide for awards to be exercised automatically and only for cash in the event of a Change in Control, and (c) provide in advance or at the time of a Change in Control for cash to be paid in settlement of any award in the event of a Change in Control.

Federal Income Tax Consequences

  The tax consequences of awards granted under the LTIP are complex. The following is a summary only of the general tax principles applicable to awards under the LTIP under federal law as in effect on the date of this proxy statement.

  Options. There are no tax consequences to the optionee upon the grant of an option pursuant to the LTIP. There are no tax consequences to the optionee upon exercise of an incentive stock option, except that the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to alternative minimum tax. If the shares of Common Stock acquired are not disposed of within two years from the date the incentive stock option was granted and within one year after the shares are transferred to the optionee, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If all requirements other than the above described holding period requirements are met, a "disqualifying disposition" occurs and gain in an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise minus the option exercise price or (ii) the amount realized on disposition minus the option exercise price (except for certain "wash" sales, gifts or sales to related persons), is taxed as ordinary income and the Corporation will be entitled to a corresponding deduction in an amount equal to the optionee's ordinary income at that time. The gain in excess of this amount, if any, will be characterized as long-term capital gain if the optionee held the shares for more than one year.

  Other than incentive stock options, all options granted under the LTIP will be taxed as non-qualified options. Upon the exercise of a non-qualified option, the optionee will recognize taxable income in the amount by which the then fair market value of the shares of Common Stock acquired exceeds the option exercise price, with the Corporation being entitled to a deduction in an equal amount. The amount of such taxable income will be characterized as compensation income to the optionee. Upon the subsequent disposition of the Common Stock, the optionee will recognize gain or loss, which will be characterized as capital gain or loss in an amount equal to the difference between the proceeds received upon disposition and his or her basis for the shares (the basis being equal to the sum of the price paid for the stock and the amount of income realized upon exercise of the option) provided the shares are held as a capital asset. Any capital gain or loss to the optionee will be characterized as long-term or short-term, depending upon whether his or her holding period for tax purposes exceeds one year.

  The taxable income recognizable upon the exercise of a non-qualified option is subject to withholding for federal income tax purposes. Accordingly, the Corporation generally must, as a condition to the exercise of a non-qualified option, deduct from payments or shares otherwise due to the optionee the amount of taxes required to be withheld by virtue of such exercise or require that the optionee pay such withholding to the Corporation or make other arrangements satisfactory to the Corporation regarding the payment of such taxes.

  Stock Appreciation Rights. The amount of any cash (or the fair market value of any Common Stock) received by the holder of an SAR upon the exercise of SARs under the LTIP will be subject to ordinary income tax in the year of receipt and the Corporation will be entitled to a deduction for such amount.

  Restricted Stock Awards. An employee who has been awarded restricted stock will not recognize taxable income at the time of the award unless he elects otherwise. If the recipient elects to be taxed at the time of the award, the Corporation will be entitled to a corresponding deduction. At the time restrictions applicable to the restricted stock award lapse, the employee will recognize ordinary income and the Corporation will be entitled to a corresponding deduction. The recipient's income and the Corporation's deduction will be equal to the excess of the fair market value of such stock at such time over the amount paid therefor. Dividends paid on the restricted stock during the period the shares are held in escrow will generally be ordinary compensation income to the recipient of the restricted stock and deductible as such by the Corporation.

  Performance Awards. An employee who has been awarded a performance award will not recognize taxable income, and the Corporation will not be entitled to a deduction at the time of the award. At the time the employee is entitled to the performance award, the employee will recognize ordinary income equal to the sum of the cash and fair market value of the shares of the Common Stock at such time, and the Corporation will be entitled to a corresponding deduction. To the extent performance awards are paid in shares of restricted Common Stock, the Federal income tax consequences described above applicable to restricted stock awards will apply.

  Limitations on Deductions. The Corporation's deductions may be limited (and employees receiving awards may be subject to an excise tax) to the extent that benefits under the LTIP become payable as a result of a change in control of the Corporation.

  General Tax Law Considerations. The preceding paragraphs are intended to be merely a summary of the most important Federal income tax consequences concerning the grant of awards under the LTIP and the disposition of shares of Common Stock issued thereunder in existence as of the date of this proxy statement. Therefore, participants in the LTIP should review the current tax treatment with their individual tax advisors at the time of the grant, exercise or any other transaction relating to any award or underlying stock issued under the LTIP.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THIS PROPOSAL UNLESS A VOTE AGAINST THE PROPOSAL OR AN ABSTENTION IS SPECIFICALLY INDICATED.

                                PROPOSAL NO. 3

                            PROPOSAL TO RE-APPROVE
                     SENIOR OFFICER ANNUAL INCENTIVE PLAN

  At the Annual Meeting, there will also be presented to the shareholders a proposal to re-approve the Corporation's Senior Officer Annual Incentive Plan (the "Incentive Plan"). The Board of Directors unanimously approved the Incentive Plan in June 1994 and in August 1999, as amended. The shareholders of the Corporation approved the Incentive Plan on November 11, 1994. The Board of Directors recommends that the Corporation's shareholders approve this proposal to re-approve the Incentive Plan, as amended. The Incentive Plan is being recommended to the shareholders for re-approval to comply with Code Section 162(m), which requires re-approval of the Incentive Plan every five (5) years. See "Further Information Applicable to Proposal No. 2 and Proposal No. 3."

  The purpose of the Incentive Plan is to improve the return to the Corporation's shareholders by providing incentives for the Corporation's Chief Executive Officer and other plan participants for superior performance. Under the Incentive Plan, performance objectives are set at such a level as to require the participants to excel in attaining such objectives. In this manner, the Incentive Plan provides a means of rewarding the participants who are contributing through their individual performance to the objectives of the Corporation.

Administration

  The Incentive Plan is administered by a committee appointed by the Corporation's Board of Directors, which committee shall consist of not less than two directors (the "Incentive Plan Committee"). Unless the Board determines otherwise, the Incentive Plan Committee shall be comprised solely of "outside directors" within the meaning of Code Section 162(m). The Incentive Plan Committee has the power to (i) approve eligible participants under the plan, (ii) approve payments under the plan, (iii) interpret the plan, (iv) adopt, amend and rescind rules and regulations relating to the plan, and (v) make all other determinations and take all other actions necessary or desirable for the Incentive Plan's administration. Decisions of the Incentive Plan Committee regarding the interpretation and administration of the Incentive Plan shall be final and conclusive. The Human Resources and Compensation Committee has been designated as the Incentive Plan Committee until otherwise determined by the Board of Directors.

Eligibility

  Participants under the Incentive Plan shall be the Corporation's Chief Executive Officer and any other senior officers who are designated and approved by the Incentive Plan Committee to receive a cash bonus under the Incentive Plan; provided, however, that if a Change in Control (as defined in the Incentive Plan) occurs prior to the time participants are determined for the particular fiscal year in which the Change in Control occurs, all persons who were participants in the prior year and who are active employees of the Corporation as of the date of such Change in Control shall be participants for the fiscal year in which the Change in Control occurs. Except as the Incentive Plan Committee may otherwise determine, participants for any fiscal year must serve as key officers of the Corporation and, except as the Incentive Plan Committee may otherwise determine or as otherwise provided in the Incentive Plan, participants for any fiscal year must be active employees of the Corporation when the Incentive Plan Committee meets and approves cash bonuses after the end of the Corporation's fiscal year. The Corporation estimates that approximately twelve (12) senior officers are currently eligible to receive bonus awards under the Incentive Plan. Only Mr. James F. McDonald and Mr. Conrad J. Wredberg participated in the Incentive Plan in the 1999 fiscal year.

Incentive Compensation Awards

  Within ninety (90) days of the beginning of each fiscal year of the Corporation, the Incentive Plan Committee is to establish one or more specific performance objectives for such fiscal year. The Incentive Plan Committee is also to establish a schedule or schedules setting forth the amount to be paid based on the extent to which the performance objectives for the fiscal year are actually achieved as determined by the Incentive Plan Committee. Performance objectives are the specific targets and objectives established by the Incentive Plan Committee under one or more, or a combination of or ratio between, any key elements contained in or derived from the Corporation's income statement, balance sheet and/or cash flow statement, or the equivalent measure in a business unit or function of the company, including but not limited to sales or revenue, bookings, gross margin, costs and expenses, working capital, inventory, pre-tax and after-tax income, increase in cash, return on equity, return on assets, return on capital, earnings per share, return on sales, total shareholder return and net income. These targets and objectives may represent performance vs. plan, performance vs. historical performance or performance vs. a peer group of comparable companies established by the Incentive Plan Committee. Results against targets and objectives shall be determined and measured in accordance with generally accepted accounting principles as utilized by the Corporation in its reports filed under the Exchange Act. Prior to the amendment of the Incentive Plan by the Board in calendar 1999, the performance objectives under the Incentive Plan were established by the Incentive Plan Committee but were limited to any or all of the following four categories: profit before taxes, return on net assets, revenue growth and gross margin.

  The Incentive Plan Committee may at any time adjust the performance objectives and any schedules of payments related thereto or adjust the way the performance objectives are measured; provided, that this provision shall not apply to any payment that is intended to qualify as performance-based compensation under Code Section 162(m) if and to the extent that it would prevent the payment from so qualifying.

Bonuses Subject to Plan

  Bonuses awarded under the Incentive Plan are to be paid in cash within ninety (90) days after the end of the Corporation's fiscal year, or deferred in whole or in part based upon a written request for deferral submitted by the participant and approved by the Corporation. Amounts paid under the Incentive Plan are considered as compensation to the participant for purposes of the Corporation's Retirement Plan and disability and life insurance programs unless and to the extent that such compensation is expressly excluded by the provisions of the Retirement Plan or the instruments establishing such programs. Bonuses shall not be considered as compensation for purposes of any other incentive or other benefits unless the written instrument establishing such other plan or benefits expressly includes compensation paid under the Incentive Plan. The maximum dollar value with respect to payments under the Incentive Plan to any participant in any single fiscal year is $1,000,000. Prior to the Incentive Plan being amended in calendar 1999, the maximum was $600,000.

Amendment of Incentive Plan

  The Incentive Plan may be amended at any time and from time to time by the Corporation's Board of Directors. No amendment to the Incentive Plan shall be made without the approval of the shareholders of the Corporation which would change the material terms of performance goals that were previously approved by the Corporation's shareholders within the meaning of the regulations issued under Code Section 162(m) or a successor provision, unless the Board of Directors determines that such approval is not necessary to avoid loss of a deduction under Code Section 162(m), such approval will not avoid such a loss of deduction, or such approval is not advisable.

Change in Control

  Upon a Change in Control (as defined in the Incentive Plan) of the Corporation, the bonus for performance objectives which have been met in any fiscal year ending prior to the date of the Change in Control for which payment has not previously been made shall be unconditionally payable in cash to each participant. If a Change in Control occurs with approval of the Board of Directors granted prior to such Change in Control, cash bonuses for the fiscal year during which the Change in Control occurs shall be unconditionally payable to each participant, such bonuses to be the target for each such participant or such higher amount as may be approved by the Incentive Plan Committee. Prior to the Incentive Plan being amended in calendar 1999, the minimum bonus in such situation was fifty percent (50%) of the target for each participant.

  If a Change in Control occurs without approval of the Corporation's Board of Directors granted prior to such Change in Control, cash bonuses for the fiscal year during which the Change in Control occurs shall be unconditionally payable to each participant, such bonuses to be two (2) times the target for each participant; provided, however, that in any case, if a Change in Control occurs before targets have been established for a plan year, the targets for such fiscal year in which the Change in Control occurs shall be no less favorable to the participants than the targets for the prior fiscal year. Prior to the Incentive Plan being amended in calendar 1999, the bonus in such a situation was one hundred percent (100%) of the target rather than two (2) times the target.

  For a period of two (2) fiscal years following the fiscal year in which a Change in Control occurs, the Incentive Plan shall not be terminated or amended in any way (including, but not limited to, restricting or limiting the right to participate in the Incentive Plan of any person who is a participant on the day prior to the date of the Change in Control), nor shall the manner in which the Incentive Plan is administered be changed in a way that adversely affects the level of participation or reward opportunities of any participant; provided, however, that the Incentive Plan may be amended as necessary to make appropriate adjustments for (i) any negative effect that the costs and expenses incurred by the Corporation in connection with the Change in Control may have on the benefits payable under the Incentive Plan, and (ii) any changes to the Corporation (including, but not limited to, changes in corporate structure or capitalization, acquisitions or dispositions and increased interest expense as a result of the incurrence or assumption by the Corporation of acquisition indebtedness) following the Change in Control so as to preserve the reward opportunities and performance targets for comparable performance under the Incentive Plan as in effect on the date immediately prior to the Change in Control.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THIS PROPOSAL UNLESS A VOTE AGAINST THE PROPOSAL OR AN ABSTENTION IS SPECIFICALLY INDICATED.

Plan Benefits

  The benefits or amounts that will be received by the persons named in the table below are not determinable for the 2000 fiscal year and future fiscal years. Accordingly, the table below sets forth the benefits and amounts that were received based on performance by the named persons and the Corporation in fiscal 1999. The amount of benefits paid under the Incentive Plan relating to the Corporation's performance and individual performance in the 1999 fiscal year was $451,200.

                     Senior Officer Annual Incentive Plan


      Name and Position(1)                         Dollar Value ($) of Award(2)
      --------------------                         ----------------------------
      James F. McDonald
       President and Chief Executive Officer......           $298,200

      Conrad J. Wredberg
       Senior Vice President and Chief Operating
        Officer...................................           $153,000


(1) In fiscal 1999, Mr. McDonald and Mr. Wredberg were the only executive officers selected by the Incentive Plan Committee to participate in the Incentive Plan.
(2) The amounts in this column represent the bonuses paid under the Incentive Plan based on the Corporation's performance in fiscal 1999. The amount of benefits paid under the Incentive Plan relating to the Corporation's performance in the 1999 fiscal year were $451,200.

                       FURTHER INFORMATION APPLICABLE TO
                       PROPOSAL NO. 2 AND PROPOSAL NO. 3

  The awards for any participant determined on the basis of performance objectives established under the LTIP and the Incentive Plan may be reduced or eliminated upon the attainment of the performance objective, but the respective administrative committees for such plans do not have the discretion to increase a payment upon the attainment of a performance objective. Under
Section 162(m) the achievement of applicable performance goals and the actual amounts payable to each participant under either the LTIP or the Incentive Plan must be certified by the Committee or the Incentive Plan Committee, respectively.

  In 1994, when the LTIP and the Incentive Plan were first approved by the shareholders, the Corporation retained the discretion to change the specific performance target that it establishes under the LTIP and the Incentive Plan. Because the Corporation retained and continues to retain such discretion to change specific performance targets, shareholder re-approval of the LTIP and the Incentive Plan is required this year (five (5) years after the initial approval) and will be required at five-year intervals in the future under the regulations issued under Section 162(m) for the payments under such plans to be considered performance-based compensation. In light of the ambiguities in Code Section 162(m) and uncertainties regarding its ultimate interpretation, no assurances can be given that compensation paid under such plans will in fact be deductible if it should, together with any other compensation to any named executive officer, exceed $1,000,000.

  The specific benefits to be paid to participants under the LTIP and the Incentive Plan are not determinable in advance because it is substantially uncertain whether the minimum levels of performance necessary to achieve any level of award under the plans will be realized. Moreover, the Committee and the Incentive Plan Committee each has retained discretion to reduce the awards to any participant under the LTIP and the Incentive Plan, respectively. The amount of the benefits that will be paid under the Incentive Plan in the 2000 fiscal year are not determinable because it is substantially uncertain what levels of performance will be realized by participants in the Incentive Plan. The Corporation's Human Resources and Compensation Committee believes that the specific numerical performance targets, thresholds and maximums constitute confidential commercial or business information, the disclosure of which may adversely affect the Corporation or mislead the public.

Availability of Plans

  Copies of the LTIP and the Incentive Plan are available upon request directed to William E. Eason, Jr., Senior Vice President and Secretary, Scientific-Atlanta, Inc., One Technology Parkway, South, Norcross, Georgia 30092.

Vote Required

  Approval of LTIP and the Incentive Plan requires the affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting. For purposes of determining whether the requisite approvals have been obtained, abstentions are included in the calculation for the purpose of determining whether the matter has been approved and will be treated as "no" votes.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2 AND PROPOSAL 3. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THESE PROPOSALS UNLESS A VOTE AGAINST THE PROPOSALS OR AN ABSTENTION IS SPECIFICALLY INDICATED.

                                PROPOSAL NO. 4

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors has selected Arthur Andersen LLP to be the independent auditors of the Corporation for the fiscal year ending June 30, 2000, and proposes that the shareholders ratify this selection at the Annual Meeting. Arthur Andersen LLP also acted as independent auditors of the Corporation for the 1999 fiscal year.

  Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

  Ratification of the selection of Arthur Andersen LLP requires the affirmative vote of a majority of the shares voting on such proposal (i.e., shares voting for or against the proposal).

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL NO. 4. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THIS PROPOSAL UNLESS A VOTE AGAINST THE PROPOSAL OR AN ABSTENTION IS SPECIFICALLY INDICATED.

                                 OTHER MATTERS

  The Board of Directors of the Corporation knows of no other matters which are to be brought before the meeting. However, if any such other matters should be presented for consideration and voting, it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their best judgment.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Exchange Act requires the Corporation's officers, directors, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Corporation and written representations submitted by the reporting persons, the Corporation believes that during the last fiscal year, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

                            FORM 10-K ANNUAL REPORT

  A copy of the Corporation's Annual Report on Form 10-K, including financial statements and schedules, filed with the Securities and Exchange Commission for the fiscal year ended July 2, 1999, is included in the Annual Report to Shareholders which accompanies these proxy materials. Copies of any exhibit(s) to the Form 10-K will be furnished on request and upon the payment of the Corporation's expenses in furnishing such exhibit(s). Any request for exhibits should be in writing addressed to William E. Eason, Jr., Senior Vice President and Secretary, Scientific-Atlanta, Inc., One Technology Parkway, South, Norcross, Georgia 30092.

         SHAREHOLDER PROPOSALS AND NOMINATIONS FOR 2000 ANNUAL MEETING

  For a shareholder's proposal to be included in the Corporation's Proxy Statement and form of proxy for the 2000 Annual Meeting of Shareholders, the proposal must be submitted in writing to William E. Eason, Jr., Senior Vice President and Secretary, Scientific-Atlanta, Inc., One Technology Parkway, South, Norcross, Georgia 30092, by no later than May 31, 2000.

  In accordance with the Corporation's By-Laws, shareholders who do not submit a proposal for inclusion in the Proxy Statement, as described in the previous paragraph, but who intend to present a proposal, nomination for director or other business for consideration at the 2000 Annual Meeting, are required to notify the Secretary of the Corporation of their proposal, nomination or other business by no later than sixty (60) days (expected to be September 11, 2000) and no earlier than ninety (90) days (expected to be August 12, 2000) prior to the 2000 Annual Meeting. The Corporation's By-Laws contain detailed requirements that the shareholder's notice must satisfy. If a shareholder does not comply with the notice requirements, including the deadlines specified above, the persons named as proxies in the form of proxy for the 2000 Annual Meeting will use their discretion in voting the proxies on any such matters raised at the 2000 Annual Meeting. Any shareholder notice and any request for a copy of the Corporation's By-Laws should be in writing and addressed to William
E. Eason, Jr., Senior Vice President and Secretary, Scientific-Atlanta, Inc., One Technology Parkway, South, Norcross, Georgia 30092.

                                          By order of the Board of Directors

                                             /s/ William E. Eason, Jr.
                                             -------------------------
                                                William E. Eason, Jr.
                                                    Secretary

September 27, 1999

                           SCIENTIFIC-ATLANTA, INC.

                                   P R O X Y

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                           FOR THE ANNUAL MEETING OF
                 SHAREHOLDERS TO BE HELD ON NOVEMBER 10, 1999

The undersigned hereby appoints James V. Napier, James F. McDonald and William
E. Eason, Jr., and each of them, with full power of substitution, attorneys and proxies of the undersigned, to represent the undersigned and to vote the Common Stock as specified below at the Annual Meeting of Shareholders of Scientific-Atlanta, Inc. to be held on November 10, 1999 at 9:00 a.m., local time, at the Corporation's offices at 5030 Sugarloaf Parkway, Lawrenceville, GA 30042, and at any postponement or adjournment thereof, upon the following matters and in accordance with their best judgment with respect to any other matters which may properly come before the meeting, all as more fully described in the Proxy Statement for said Annual Meeting (receipt of which is hereby acknowledged).

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 and 4, AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE DESIGNATED INDIVIDUALS WITH RESPECT TO MATTERS INCIDENTAL TO THE CONDUCT OF THE MEETING OR WHICH MAY OTHERWISE PROPERLY COME BEFORE THE MEETING. IF ANY OF THE NOMINEES FOR DIRECTOR ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE PROXYHOLDER WILL VOTE FOR SUCH OTHER PERSON OR PERSONS AS THE BOARD OF DIRECTORS MAY RECOMMEND.

(Continued and to be signed and dated
on the reverse side.)                              SCIENTIFIC-ATLANTA, INC.
                                                   P.O. BOX 11135
                                                   NEW YORK, NY 10203-0135

-------------------------------------------------------------------------------

The Board of Directors favors an affirmative vote for the nominees for director listed below and for proposals 2, 3 and 4.

1. ELECTION OF DIRECTORS   FOR all nominees listed below [_]   WITHHOLD AUTHORITY to vote for [_]   *EXCEPTIONS [_]
                                                               all nominees listed below

NOMINEES: MARION H. ANTONINI, WILLIAM E. KASSLING AND MYLLE BELL MANGUM (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box above and write that nominee's name on the line provided below.)

*Exceptions __________________________________________________________


2. Re-approval of the amended                                                 Change of Address or
   Long-Term Incentive Plan.                                                  Comments Mark Here [_]

   FOR [_] AGAINST [_] ABSTAIN [_]           NOTE: Please date and sign this Proxy exactly as name appears. When signing as attorney, trustee, administrator, executor or guardian, please give your title as such.
                                             In the case of joint tenants, each joint owner should sign.
3. Re-approval of the amended Senior
   Officer Annual Incentive Plan.            Dated:_____________________________________________, 1999

   FOR [_] AGAINST [_] ABSTAIN [_]
                                             ___________________________________________________
4. Ratification of selection of              Signature
   Arthur Andersen LLP as independent
   auditors of the Corporation.              ___________________________________________________
                                             Signature (if held jointly)
   FOR [_] AGAINST [_] ABSTAIN [_]
                                             Votes must be indicated (x) in black
                                             or blue ink. [_]

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                      Appendix A

LOGO
Scientific
Atlanta

                           LONG-TERM INCENTIVE PLAN

                                      OF

                           SCIENTIFIC-ATLANTA, INC.






                                         As adopted by the Board of Directors on
                                                                August 25, 1994,
                                                          by the stockholders on
                                                              November 11, 1994,
                                        and as amended and restated by the Board
                                                                most recently on
                                                                 August 18, 1999

                           LONG-TERM INCENTIVE PLAN
                                      OF
                           SCIENTIFIC-ATLANTA, INC.



     1. PURPOSE OF THE PLAN. This Long-Term Incentive Plan of Scientific Atlanta, Inc., as adopted on August 25, 1994, and as amended and restated most recently on August 18, 1999, is intended to encourage officers and key employees of the Company and its Subsidiaries to acquire or increase their ownership of common stock of the Company on reasonable terms, to provide compensation opportunities for superior financial results and outstanding personal performance, to foster in participants a strong incentive to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, and to assist in attracting and retaining the best available individuals to the Company and its Subsidiaries.

     2. DEFINITIONS. When used herein, the following terms shall have the meaning set forth below:

          2.1 "Affiliate" means, with respect to any specified person or entity, a person or entity that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the person or entity specified.

          2.2 "Award" means an SAR, an Option, an Option granted in tandem with an SAR, a Restricted Stock Award, a Performance Share, a Performance Unit, a Performance Award, or any or all of them.

          2.3 "Award Letter" means a written letter in such form as may from time to time be hereafter approved by the Committee, which Award Letter shall set forth the terms and conditions of an Award under the Plan.

          2.4  "Board" means the Board of Directors of the Company.

          2.5 "Change in Control" shall mean the occurrence of any of the following events:

               (a) The acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"), provided, however, that for purposes of this paragraph (a), the Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

               (b) The individuals who are members of the Incumbent Board cease for any reason to constitute at least two-thirds of the Board; or

                (c) Approval by stockholders of the Company of (i) a merger or consolidation involving the Company if the stockholders of the Company immediately before such merger or consolidation do not own, directly or indirectly, immediately following such merger or consolidation, more than eighty percent (80%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation, or (ii) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

     Notwithstanding anything in this Section 2.5 to the contrary, a Change in Control shall not be deemed to occur solely because twenty percent (20%) or more of the then outstanding Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries, or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

     Moreover, notwithstanding anything in this Section 2.5 to the contrary, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

          2.6 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and reference to any specific provisions of the Code shall refer to the corresponding provisions of the Code as it may hereafter be amended or replaced.

          2.7 "Committee" means the Human Resources and Compensation Committee of the Board or any other committee appointed by the Board whose members meet the requirements for eligibility to serve set forth in Section 4 of the Plan and which is vested by the Board with responsibility for the administration of the Plan; provided, however, that only those members of the committee of the Board who participate in decisions relative to Awards under this Plan shall be deemed to be part of the "Committee" for purposes of this Plan.

          2.8   "Company" means Scientific-Atlanta, Inc.

          2.9 "Employees" means officers (including officers who are members of the Board) and other key salaried employees of the Company or any of its Subsidiaries.

          2.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and reference to any specific provisions of the Exchange Act shall refer to the corresponding provisions of the Exchange Act as it may hereafter be amended or replaced.

          2.11 "Fair Market Value" means, with respect to the Shares, the closing sale price of such Shares on the New York Stock Exchange Composite on the date(s) in question, or, if the Shares shall not have been traded on any such date(s), the closing sale price on the New York Stock Exchange Composite on the first day prior thereto on which the Shares were so traded or if the Shares are not traded on the New York Stock Exchange, such other amount as may be determined by the Committee by any fair and reasonable means. Fair Market Value determined by the Committee in good faith shall be final, binding and conclusive on all parties.

          2.12 "Incumbent Board" means the individuals who as of August 20, 1990 were members of the Board and any individual becoming a director subsequent to August 20, 1990 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; provided, however, that any individual who is not a member of the Incumbent Board at the time he or she becomes a member of the Board shall become a member of the Incumbent Board upon the completion of two full years as a member of the Board; provided, further, however, that notwithstanding the foregoing, no individual shall be considered a member of the Incumbent Board if such individual initially assumed office (i) as a result of either an actual or threatened "election contest" (within the meaning of Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest"), or (ii) with the approval of the other Board members, but by reason of any agreement intended to avoid or settle a Proxy Contest.

          2.13 "Incentive Stock Option" means an Option meeting the requirements and containing the limitations and restrictions set forth in
Section 422 of the Code.

          2.14 "Non-Qualified Stock Option" means an Option other than an Incentive Stock Option.

          2.15 "Option" means the right to purchase, at a price and for a term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions as the Plan and the Committee impose, the number of Shares specified by the Committee. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

          2.16 "Parent" means any corporation, other than the employer corporation, in an unbroken chain of corporations ending with the Company if each of the corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          2.17 "Participant" means any Employee to whom a grant of an Award has been made and is outstanding under the Plan.

          2.18 "Performance Award" means Performance Units, Performance Shares or either or both of them.

          2.19 "Performance Objectives" means the specific targets and objectives established by the Committee under one or more, or a combination of or ratio between, any key elements contained in or derived from the Company's income statement, balance sheet and/or cash flow statement, or the equivalent measure in a business unit or function of the company, including but not limited to sales or revenue, bookings, gross margin, costs and expenses, working capital, inventory, pre-tax and after-tax income, increase in cash, return on equity, return on assets, return on capital, earnings per share, return on sales, total shareholder return and net income. These targets and objectives may represent performance vs. plan, performance vs. historical performance or performance vs. a peer group of comparable companies established by the Committee. Results against targets and objectives shall be determined and measured in accordance with generally accepted accounting principles as utilized by the Company in its reports filed under the Exchange Act.

          2.20 "Performance Period" means a period of time established by the Committee for which Performance Objectives have been established, of not less than one nor more than ten consecutive Company fiscal years.

          2.21 "Performance Share" means a right, granted to a Participant under Section 12 of the Plan, that may be paid out as a Share.

          2.22  "Performance Unit" means a right, granted to a Participant under
Section 12 of the Plan, that may be paid entirely in cash, entirely in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

          2.23  "Plan" means this Long-Term Incentive Plan.

          2.24 "Regulation T" means Part 220, Chapter II, Title 12 of the Code of Federal Regulations, issued by the Board of Governors of the Federal Reserve System pursuant to the Exchange Act, as amended from time to time, or any successor regulation which may hereafter be adopted in lieu thereof.

          2.25 "Restricted Stock Award" means the right to receive Shares, but subject to forfeiture and/or other restrictions set forth in the related Award Letter and the Plan. Restricted Stock Awards may be subject to restrictions which lapse over time with or without regard to Performance Objectives as the Committee in its sole discretion shall determine.

          2.26 "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations of the Exchange Act (or any successor rule or regulation).

          2.27 "SAR" means a stock appreciation right, which is a right to receive an amount in cash, or Shares, or a combination of cash and Shares, as determined or approved by the Committee in its sole discretion, no greater than the excess, if any, of (i) the Fair Market Value of a Share on the date the SAR is exercised, over (ii) the SAR Base Price.

          2.28 "SAR Base Price" means the Fair Market Value of a Share on the date an SAR was granted, or if the SAR was granted in tandem with an Option (whether or not the Option was granted on a different date than the SAR), in the Committee's discretion, the option price of a Share subject to the Option.

          2.29 "Securities Act" means the Securities Act of 1933, as amended from time to time, and reference to any specific provisions of the Securities Act shall refer to the corresponding provisions of the Securities Act as it may hereafter be amended or replaced.

          2.30 "Share" or "Shares" means a share or shares of the Company's $0.50 par value common stock, any security of the Company issued in lieu of or in substitution of such common stock or, if by reason of the adjustment provisions contained herein any rights under an Award under the Plan pertain to any other security, such other security.

          2.31 "Subsidiary" or "Subsidiaries" means any corporation other than the employer corporation in an unbroken chain of corporations beginning with the employer corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent(50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          2.32 "Successor" means the legal representative of the estate of a deceased Employee or the person or persons who shall acquire the right to exercise an Award by bequest or inheritance or by reason of the death of the Employee.

          2.33 "Ten-Percent Stockholder" means an individual who "owns" as defined in Section 425 of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of: (i) the Company;
(ii) if applicable, a Subsidiary, or (iii) if applicable, the Parent.

          2.34 "Term" means the period during which a particular Award may be exercised.

     3.  STOCK SUBJECT TO THE PLAN.

          3.1 MAXIMUM NUMBER OF SHARES TO BE AWARDED. The maximum number of Shares in respect for which Awards may be granted under the Plan in each fiscal year of the Company during any part of which the Plan is effective shall be one and one-half percent (1-1/2%) of the number of Shares of the Company outstanding as of the first day of such fiscal year; and commencing in the Company's 1995 fiscal year and in each fiscal year thereafter, subtracting from such maximum number of Shares the number of Shares subject to options, if any, granted pursuant to the Company's 1992 Employee Stock Option Plan. The maximum number of Shares available for which Awards may be granted in any particular fiscal year pursuant to the previous sentence may be increased by an amount of up to one-half of one percent (.5%) of the number of Shares outstanding as of the first day of such fiscal year, provided that the number of Shares which would otherwise be available for Awards in the next fiscal year shall be decreased by the increased number of Shares made available pursuant to this sentence. Such Shares may be in whole or in part, as the Board shall from time to time determine, authorized but unissued Shares, or issued Shares which shall have been reacquired by the Company. Notwithstanding anything to the contrary contained in this Section 3.1, in no event shall more than four million (4,000,000) Shares be cumulatively available for Awards of Incentive Stock Options under this Plan. The number of SARs payable in cash and the number of units payable in cash under the Plan shall be counted when computing the total number of Shares available for Awards under the Plan. Any unused portion of the percentage limit for any year shall be carried forward and made available for Awards in succeeding years.

          3.2 CERTAIN LIMITATIONS. The maximum number of Shares with respect to which Options and SARs payable in Shares which may be granted during any fiscal year to any Employee shall not exceed 1,000,000. The maximum dollar value with respect to which Awards (other than Options and SARs payable in Shares) that are intended to qualify as performance-based compensation under Code Section 162(m)(4)(C) which may be paid to any Employee for any particular Performance Period shall be Ten Million Dollars ($10,000,000).

          3.3 SHARES UNDERLYING EXPIRED, CANCELLED OR UNEXERCISED AWARDS. Any Shares subject to issuance upon exercise of an Option or SAR, but which are not issued because of a surrender, lapse, expiration or termination of any such Option or SAR prior to issuance of the Shares, or any Shares subject to an SAR paid in cash, shall once again be available for issuance in satisfaction of Awards. Similarly, any Shares issued or issuable pursuant to a Restricted Stock Award or Performance Award which are subsequently forfeited or not issued pursuant to the terms of the grant shall once again be available for issuance in satisfaction of Awards.

     4. ADMINISTRATION OF THE PLAN. The Board shall appoint the Committee, which shall consist of not less than two (2) members of the Board, each of whom is a "Non-Employee Director" as defined in Rule 16b-3. Unless the Board determines otherwise, the Committee shall be comprised solely of "outside" directors within the meaning of Section 162(m)(4)(C)(i) of the Code. Subject to the provisions of the Plan, the Committee shall have full authority, in its discretion, to determine the Employees to whom Awards shall be granted, the number of Shares, units or SARs to be covered by each of the Awards, and the terms (including restrictions) of any such Award; to amend or cancel Awards (subject to Section 21 of the Plan); to accelerate the vesting of Awards; to require the cancellation or surrender of any options, stock appreciation rights, units or restricted stock awards (to the extent the restrictions have not yet lapsed) previously granted under this Plan or any other plans of the Company as a condition to the granting of an Award; to interpret the Plan; and to prescribe, amend, and rescind rules and regulations relating to it, and generally to interpret and determine any and all matters whatsoever relating to the administration of the Plan and the granting of Awards hereunder. The Board may, from time to time, appoint members to the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable. All determinations and decisions by the Committee in the exercise of its powers shall be final, binding and conclusive. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his service on the Committee.

     5. EMPLOYEES TO WHOM AWARDS MAY BE GRANTED. Awards may be granted in each year or portion thereof while the Plan is in effect to such of the Employees as the Committee, in its discretion, shall determine. In determining the Employees to whom Awards shall be granted, the amount of the Award, the number of Shares to be granted or subject to purchase under such Awards and the number of SARs to be granted, the Committee shall take into account the duties of the respective Employees, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan. No Award shall be granted to any member of the Committee so long as his or her membership on the Committee continues or to any member of the Board who is not also an Employee.

     6.   STOCK OPTIONS.

          6.1 TYPES OF OPTIONS. Options granted under this Plan may be (i) Incentive Stock Options, (ii) Non-Qualified Stock Options, or (iii) a combination of the foregoing. The Award Letter shall designate whether an Option is an Incentive Stock Option or a Non-Qualified Stock Option. Any Option which is designated as a Non-Qualified Stock Option shall not be treated by the Company or the Participant to whom the Option is granted as an Incentive Stock Option for federal income tax purposes.

          6.2 OPTION PRICE. The option price per Share of any Option granted under the Plan shall not be less than the Fair Market Value of the Shares covered by the Option on the date the Option is granted. Notwithstanding anything herein to the contrary, in the event an Incentive Stock Option is granted to an Employee who, at the time such Incentive Stock Option is granted, is a Ten-Percent Stockholder, then the option price per Share of such Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares covered by the Incentive Stock Option on the date the Incentive Stock Option is granted.

          6.3 TERM OF OPTIONS. Options granted hereunder shall be exercisable for a Term of not more than ten (10) years from the date of grant and shall be subject to earlier termination as hereinafter provided. Each Award Letter issued hereunder shall specify the Term of the Option, which Term shall be determined by the Committee in accordance with its discretionary authority hereunder. Notwithstanding anything herein to the contrary, in the event an Incentive Stock Option is granted to an Employee who, at the time such Incentive Stock Option is granted, is a Ten-Percent Stockholder, then such Incentive Stock Option shall not be exercisable more than five (5) years from the date of grant and shall be subject to earlier termination as hereinafter provided.

     7. LIMIT ON FAIR MARKET VALUE OF INCENTIVE STOCK OPTIONS. In any calendar year, no Employee may be granted an Incentive Stock Option hereunder to the extent that the aggregate fair market value (such fair market value being determined as of the date of grant of the Option in question) of the Shares with respect to which Incentive Stock Options first become exercisable by the Employee during any calendar year (under all such plans of the Employee's employer corporation, its Parent, if any, and its Subsidiaries, if any) exceeds the sum of One Hundred Thousand Dollars ($ 100,000). For purposes of the preceding sentence, Options shall be taken into account in the order in which they were granted. Any Option granted under the Plan which is intended to be an Incentive Stock Option, but which exceeds the limitation set forth in this
Section 7, shall be a Non-Qualified Stock Option to the extent that a portion of the Option exceeds this limitation.

     8.   STOCK APPRECIATION RIGHTS.

          8.1 GRANT OF SAR. The Committee, in its discretion, may grant an Employee an SAR in tandem with an Option or may grant an Employee an SAR on a stand alone basis. The Committee, in its discretion, may grant an SAR in tandem with an Option either at the time the Option is granted or at any time after the Option is granted, so long as the grant of the SAR is made during the period in which grants of SARs may be made under the Plan. The Committee, in its discretion, may grant an SAR in tandem with an Option, which is exercisable either in lieu of, or in addition to, exercise of the related Option.

          8.2 LIMITATIONS ON EXERCISE. Each SAR granted in tandem with an Option shall be exercisable to the extent, and only to the extent, the related Option is exercisable and shall be for such Term as the Committee may determine (which Term, which is not to exceed ten (10) years, may expire prior to the Term of the related Option). Each SAR granted on a stand alone basis shall be exercisable to the extent, and for such Term, as the Committee may determine. The SARs shall be subject to such other terms and conditions as the Committee, in its discretion, shall determine and which are not otherwise inconsistent with the Plan. The terms and conditions may include Committee approval of the exercise of the SAR, limitations on the time within which and the extent to which such SAR shall be exercisable, and limitations, if any, on the amount of appreciation in value which may be recognized with regard to such SAR. The Company's obligation to any Participant exercising an SAR may be paid in cash or Shares, or partly in cash or Shares, at the sole discretion of the Committee. The Committee shall have at all times final control and authority over the form of payment of any SAR. If, and to the extent that, Shares are issued in satisfaction of amounts payable on exercise of an SAR, the Shares shall be valued at their Fair Market Value on the date of exercise.

          8.3 SARS IN TANDEM WITH INCENTIVE STOCK OPTIONS. With respect to SARs granted in tandem with Incentive Stock Options, the following shall apply:

               (a) No SAR shall be exercisable unless the Fair Market Value of the Shares on the date of exercise exceeds the option price of the related Incentive Stock Option.

               (b) In no event shall any amounts paid pursuant to the SAR exceed the difference between the Fair Market Value of the Shares on the date of exercise and the option price of the related Incentive Stock Option.

               (c) The SAR must expire no later than the last date the related Incentive Stock Option can be exercised.

          8.4 SURRENDER OF OPTION OR SAR GRANTED IN TANDEM. If the Award Letter related to the grant of an SAR in tandem with an Option provides that the SAR can only be exercised in lieu of the related Option, then, upon exercise of such SAR, the related Option or portion thereof with respect to which such SAR is exercised shall be deemed surrendered and shall not thereafter be exercisable and, similarly, upon exercise of the Option, the related SAR or portion thereof with respect to which such Option is exercised shall be deemed surrendered and shall not thereafter be exercisable. If the Award Letter related to the grant of an SAR in tandem with an Option provides that the SAR can be exercised in addition to the related Option, then, upon exercise of such SAR, the related Option or portion thereof with respect to which such SAR is exercised shall not be deemed surrendered and shall continue to be exercisable and, similarly, upon exercise of the Option, the related SAR or portion thereof with respect to which such Option is exercised shall not be deemed surrendered and shall continue to be exercisable.

     9.   EXERCISE OF RIGHTS UNDER OPTION OR SAR AWARDS.

          9.1 NOTICE OF EXERCISE. An Employee entitled to exercise an Option or SAR may do so by delivery of a written notice to that effect specifying the number of Shares with respect to which the Option or SAR is being exercised and any other information the Committee may prescribe. Except as provided in Section
9.2 below, the notice shall be accompanied by payment in full of the purchase price of any Shares to be purchased, which payment may be made in cash or, in Shares valued at Fair Market Value at the time of exercise or, a combination thereof. No Shares shall be issued upon exercise of an Option until full payment has been made therefor. All notices or requests provided for herein shall be delivered to the Company as determined by the Committee.

          9.2 CASHLESS EXERCISE PROCEDURES. The Committee, in its sole discretion, may establish procedures at the time of each grant of an Option or SAR whereby an Employee, subject to the requirements of Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an Option or a portion thereof without making a direct payment of the option price to the Company. If the Committee so elects to establish a cashless exercise program, the Committee shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any Employee wishing to utilize the cashless exercise program.

     10. RIGHTS OF OPTION AND SAR HOLDERS. The holder of an Option or SAR shall not have any of the rights of a stockholder with respect to the Shares subject to purchase or issuance under such Award, except to the extent that one or more certificates for such Shares shall be delivered to the holder upon due exercise of the Option or SAR.

     11. RESTRICTED STOCK AWARDS. Restricted Stock Awards granted under the Plan shall be subject to such terms and conditions as the Committee may, in its discretion, determine. Restricted Stock Awards issued under the Plan shall be evidenced by an Award Letter in such form as the Committee may from time to time determine. Restricted Stock Awards may be subject to restrictions which lapse over time with or without regard to Performance Objectives for a specific Performance Period. Unless the Committee decides otherwise in its sole and absolute discretion based upon the circumstances existing at the time of the grant of any Restricted Stock Award, Restricted Stock Awards which are subject solely to time-based restrictions shall vest over a period of not less than three years and Restricted Stock Awards which are subject to restrictions based on Performance Objectives shall vest over a period of not less than one year.

          11.1 RECEIPT OF SHARES. Each Award Letter shall set forth the number of Shares issuable under the Restricted Stock Award evidenced thereby. Subject to the restrictions of Sections 11.2, 11.3 and 11.4 of the Plan and as set forth in the related Award Letter, the number of Shares granted under a Restricted Stock Award shall be issued to the recipient Employee thereof on the date of grant of such Restricted Stock Award or as soon as may be practicable thereafter and deposited into escrow, if applicable. If the Committee determines that a Restricted Stock Award is intended to qualify as performance-based compensation under Code Section 162(m)(4)(C), then such Restricted Stock Award shall be subject to the attainment of Performance Objectives for a Performance Period. Such specific Performance Objectives shall be established in writing no later than ninety (90) days after the commencement of the Performance Period to which the Performance Objectives relate, but in no event after twenty-five percent (25%) of the Performance Period has elapsed. In establishing the Performance Objective or Performance Objectives, the Committee shall also establish a schedule or schedules setting forth the portion of the Award which will be earned or forfeited based on the degree of achievement of the Performance Objectives actually achieved or exceeded as determined by the Committee. The Committee may at any time adjust the Performance Objectives and any schedules and portions of payments related thereto, adjust the way Performance Objectives are measured, or shorten any Performance Period if it determines that conditions or the occurrence of events warrants such actions; provided, that this provision shall not apply to any Restricted Stock Award that is intended to qualify as performance-based compensation under Code Section 162(m)(4)(C) if and to the extent that it would prevent the Award from so qualifying. The Committee shall have the right to reduce or eliminate the Restricted Stock Award payable upon the attainment of a Performance Objective, but shall not have the discretion to increase an Award upon the attainment of a Performance Objective with respect to a Participant whose compensation for the particular year is subject to the limits on tax deductibility in Code Section 162(m).

          11.2 RIGHTS OF RECIPIENT PARTICIPANTS. Shares received pursuant to Restricted Stock Awards shall be duly issued or transferred to the Participant, and a certificate or certificates for such Shares shall be issued in the Participant's name. Subject to the restrictions in Section 11.3 of the Plan and as set forth in the related Award Letter, the Participant shall thereupon be a stockholder with respect to all the Shares represented by such certificate or certificates and shall have all the rights of a stockholder with respect to such Shares, including the right to vote such Shares and to receive dividends and other distributions paid with respect to such Shares. As a condition to issuing Shares, the Committee may require a Participant to execute an escrow agreement and any other documents which the Committee may determine. In aid of such restrictions, certificates for Shares awarded hereunder, together with a suitably executed stock power signed by each recipient Participant, shall be held by the Company in its control for the account of such Participant (i) until the restrictions determined by the Committee, in its discretion, and as set forth in the related Award Letter, lapse pursuant to the Plan or the Letter Agreement, at which time a certificate for the appropriate number of Shares (free of all restrictions imposed by the Plan or the Award Letter except those established by the Committee at the time of grant of the Award) shall be delivered to the Participant, or (ii) until such Shares are forfeited to the Company and cancelled as provided by the Plan or the Award Letter.

          11.3 NON-TRANSFERABILITY OF RESTRICTED STOCK AWARDS. Until such time as the restrictions determined by the Committee or otherwise set forth in the related Award Letter have lapsed, the Shares awarded to a Participant and held by the Company pursuant to Section 11.2 of the Plan, and the right to vote such Shares or receive dividends on such Shares, may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of; provided, however, that, if so provided in the Award Letter, such Shares may be transferred upon the death of the Participant to such of his legal representatives, heirs and legatees as may be entitled thereto by will or the laws of intestacy.

          11.4 RESTRICTIONS. Shares received pursuant to Restricted Stock Awards shall be subject to the terms and conditions as the Committee may determine, including, without limitation, restrictions on the sale, assignment, transfer or other disposition of such Shares and the requirement that the Participant forfeit such Shares back to the Company upon termination of employment for any reason or for specified reasons.

     12.  PERFORMANCE AWARDS.

          12.1 PERFORMANCE PERIODS. The Committee shall establish Performance Periods applicable to Performance Awards. There shall be no limitation on the number of Performance Periods established by the Committee and more than one Performance Period may encompass the same fiscal year.

          12.2 PERFORMANCE OBJECTIVES. If the Committee determines that a Performance Award is intended to qualify as performance-based compensation under Code Section 162(m)(4)(C), then such Performance Award shall be subject to the attainment of Performance Objectives for a Performance Period. Such specific Performance Objectives shall be established in writing no later than ninety (90) days after the commencement of the Performance Period to which the Performance Objectives relate, but in no event after twenty-five percent (25%) of the Performance Period has elapsed. In establishing the Performance Objective or Performance Objectives, the Committee shall also establish a schedule or schedules setting forth the portion of the Performance Award which will be earned or forfeited based on the degree of achievement of the Performance Objectives actually achieved or exceeded as determined by the Committee. The Committee may at any time adjust the Performance Objectives and any schedules and portions of payments related thereto, adjust the way Performance Objectives are measured, or shorten any Performance Period if it determines that conditions or the occurrence of events warrant such actions; provided, that this provision shall not apply to any Performance Award that is intended to qualify as performance-based compensation under Code Section 162(m)(4)(C) if and to the extent that it would prevent the Award from so qualifying. The Committee shall have the right to reduce or eliminate the compensation or Award payable upon the attainment of a Performance Objective but shall not have the discretion to increase an Award upon the attainment of a Performance Objective with respect to a Participant whose compensation for the particular year is subject to the limits on tax deductibility in Code Section 162(m).

          12.3 GRANTS OF PERFORMANCE AWARDS. Performance Awards may be granted under the Plan in such form and to such Employees as the Committee may from time to time approve. Performance Awards may be granted alone, in addition to or in tandem with other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the amount or number of Performance Awards to be granted to a Participant and the Committee may impose different terms and conditions on any particular Performance Award granted to any Participant. Each grant of a Performance Award shall be evidenced by a written instrument stating the number of Performance Shares or Performance Units granted, the Performance Period, the Performance Objective or Performance Objectives, the proportion of payments for performance between the minimum and full performance levels, if any, restrictions applicable to Shares receivable in settlement, if any, and any other terms, conditions, restrictions and rights with respect to such grant as determined by the Committee. The Committee may determine that the Participant forfeit such Performance Awards back to the Company upon termination of employment for any reason or for specified reasons. The Committee may provide, in its sole discretion, that during a Performance Period, a Participant shall be paid cash amounts, with respect to each Performance Share or Performance Unit held by such individual in the same manner, at the same time, and in the same amount paid, as a dividend on any Share.

          12.4 NON-TRANSFERABILITY OF PERFORMANCE AWARDS. Until such time as the Performance Objectives as determined by the Committee have been met and until any restrictions upon the Shares issued pursuant to any Performance Awards have lapsed, Performance Awards and any rights related thereto may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of by any Participant.

          12.5 PAYMENT OF AWARDS. As soon as practicable after the end of the applicable Performance Period as determined by the Committee, the Committee shall determine the extent to which the Performance Objectives have been met and the extent to which Performance Awards are payable. Payment and settlement of a Performance Award shall be as follows:

                (a) In the case of Performance Shares, one or more stock certificates representing the number of Shares payable shall be delivered to the Participant, free of all restrictions except those established by the Committee at the time of the grant of the Performance Shares; and

                (b) In the case of Performance Units, entirely in cash, entirely in Shares, or in such combination of Shares and cash as the Committee may determine, in its discretion, at any time prior to such payment. If payment is to be made in the form of cash, the amount payable for each Performance Unit earned shall be equal to the dollar value of each Performance Unit (as determined by the Committee) times the number of earned Performance Units.

     13. AWARD TERMS AND CONDITIONS. Each Award Letter setting forth an Award shall contain such other terms and conditions not inconsistent herewith as shall be approved by the Board or by the Committee. The Committee shall from time to time adopt policies and procedures applicable to Awards that will govern the lapse or non-lapse of restrictions and the rights of Participants and beneficiaries in the event of death, disability, termination of employment, or retirement of Participants or upon the occurrence of any other event determined by the Committee, in its sole discretion, to be appropriate. The Committee shall have authority to define disability and retirement and other terms, and the Committee's policies and procedures may differ with respect to Awards granted at different times. A Participant's rights in the event of death, disability, termination of employment, or retirement or such other events shall be set forth in the Award Letter that evidences an Award to the Participant.

     14. NONTRANSFERABILITY OF AWARDS. No Award under the Plan and no rights and interests therein, including the right to any amounts or Shares payable, may be assigned, pledged, hypothecated or otherwise transferred by a Participant except to the extent so permitted under the terms of the Award Letter. During the lifetime of a Participant, Options and SARs are exercisable only by, and payments in settlement of Awards will be payable only to, the Participant or his or her legal representative.

     15. VESTING OF AWARDS. The Committee may, in its sole discretion, grant Awards which vest over time and/or are based upon satisfaction of Performance Objectives. The Committee may, in its discretion, modify or change any Performance Objectives concerning any Award or accelerate the vesting of any Award; provided that the Committee shall not modify or change any Performance Objective or accelerate the vesting of any Award that is intended to qualify as performance-based compensation under Code Section 162(m)(4)(C) if and to the extent that such modification, change or acceleration would prevent the Award from so qualifying.

     16. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of changes in all of the outstanding Shares by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations or liquidations or similar events or in the event of extraordinary cash or non-cash dividends being declared with respect to outstanding Shares or other similar transactions, the number and class of Shares available under the Plan in the aggregate, the number and class of Shares subject to Awards theretofore granted, the number of SARs therefore granted, applicable purchase prices, applicable Performance Objectives for the Performance Periods not yet completed and performance levels and portion of payments related thereto, and all other applicable provisions, shall, subject to the provisions of the Plan, be equitably adjusted by the Committee. The foregoing adjustment and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional Share which might otherwise become subject to an Award.

     17.  CHANGE IN CONTROL.

          17.1 EFFECT ON AWARDS. In the event of a Change in Control, then (i) all Options, SARs and Options in tandem with SARs then outstanding shall become fully exercisable as of the date of the Change in Control, whether or not then exercisable, (ii) all restrictions and conditions of all Restricted Stock Awards then outstanding shall be deemed satisfied as of the date of the Change in Control, and (iii) all Performance Shares and Performance Units shall be deemed to have been fully earned as of the date of the Change in Control. Moreover, the Committee, in its sole discretion, may at any time, and subject to the terms and conditions as it may impose: (a) grant Awards that become exercisable only in the event of a Change in Control, (b) provide for Awards to be exercised automatically and only for cash in the event of a Change in Control, and (c) provide in advance or at the time of a Change in Control for cash to be paid in settlement of any Award in the event of a Change in Control.

          17.2 TERMINATION OF EMPLOYMENT. Notwithstanding anything contained in this Plan to the contrary, in the event a Change in Control takes place and a Participant's employment is terminated prior to the Change in Control and the Participant reasonably demonstrates that such termination (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates the Change in Control or (ii) otherwise occurred in connection with or in anticipation of a Change in Control which actually occurs, then for all purposes of this Plan, the date of the Change in Control in respect of such Participant shall mean the date immediately prior to the date of termination of such Participant's employment.

     18. FORM OF AWARDS. Nothing contained in the Plan nor any resolution adopted or to be adopted by the Board or the stockholders of the Company shall constitute the granting of any Award. An Award shall be granted hereunder at such date or dates as the Committee may determine, subject to the Plan. Whenever the Committee determines to grant an Award, the Secretary or the President of the Company, or such other person as the Committee appoints, shall send notice thereof to the Employee, in such form as the Committee approves, stating the number of Shares, units and SARs subject to the Award, its Term, and the other provisions, restrictions and conditions thereof. The notice shall be accompanied by a written Award Letter (and, in the case of a Restricted Stock Award, by a blank stock power and/or escrow agreement for execution by the Employee) which shall have been duly executed by or on behalf of the Company. If the surrender of previously issued Awards is made a condition of the grant, the notice shall set forth the pertinent details of such condition. Execution of an Award Letter by the recipient in accordance with the provisions of the Plan shall be a condition precedent to the exercise or settlement of any Award.

     19.  WITHHOLDING FOR TAXES.

          19.1 COMPANY'S RIGHT TO PAYMENT FOR TAXES REQUIRED TO BE WITHHELD. The Company shall, before any payment is made or a certificate for any Shares is delivered or any Shares are credited to any brokerage account, deduct or withhold from any payment under the Plan any Federal, state, local or other taxes, including transfer taxes, required by law to be withheld or to require the Participant or his beneficiary or estate, as the case may be, to pay any amount, or the balance of any amount, required to be withheld. The Company may elect to deduct such taxes from any amounts payable then or any time thereafter in cash to the Employee and, in the Employee's sole discretion, the payment of such taxes may be made from Shares previously held by such Employee. If the Employee disposes of Shares acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying transaction under Sections 421 and 422 of the Code, the Employee must give the Company written notice of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable to the Employee.

          19.2 EMPLOYEE ELECTION TO WITHHOLD SHARES. An Employee, in his sole discretion, may elect to satisfy his or her tax liability with respect to the exercise, vesting or settlement of an Award, by having the Company withhold Shares otherwise issuable upon the exercise, vesting or settlement of the Award.

     20. TERMINATION OF PLAN. The Plan shall terminate ten (10) years from the date hereof, and an Award shall not be granted under the Plan after that date although the terms of any Awards may be amended at any date prior to the end of its Term in accordance with the Plan. Any Awards outstanding at the time of termination of the Plan shall continue in full force and effect according to the terms and conditions of the Award and this Plan.

     21. AMENDMENT OF THE PLAN. The Plan may be amended at any time and from time to time by the Board, but no amendment without the approval of the stockholders of the Company shall be made if stockholder approval under Section 422 of the Code or Rule 16b-3 would be required. Notwithstanding the previous sentence, no amendment to the Plan shall be made without the approval of the stockholders of the Company which would change the material terms of performance goals that were previously approved by the Company's stockholders within the meaning of Proposed Treasury Regulation Section 1.162-27(e)(4)(vi) or a successor provision, unless the Board determines that such approval is not necessary to avoid loss of a deduction under Section 162(m) of the Code, such approval will not avoid such a loss of deduction or such approval is not advisable. Notwithstanding the discretionary authority granted to the Committee in Section 4 of the Plan, no amendment of the Plan or any Award granted under the Plan shall impair any of the rights of any Participant, without his or her consent, under any Award theretofore granted under the Plan.

     22.  GOVERNING LAW; REGULATIONS AND APPROVALS.

          22.1 GOVERNING LAW. This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance of the laws of the State of Georgia without giving effect to the conflicts of laws principles thereof, except to the extent that such laws are preempted by federal law.

          22.2 DELIVERY OF SHARES. The obligation of the Company to issue, sell and deliver Shares with respect to any Awards granted under this Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

          22.3 SECURITIES ACT REQUIREMENTS. No award shall be granted and no certificates for Shares pursuant to the grant or exercise of an Award shall be delivered pursuant to this Plan if the grant or delivery would, in the opinion of counsel for the Company, violate the Securities Act or any other Federal or state statutes having similar requirements as may be in effect at that time. As a condition of the issuance of any Shares pursuant to the grant or exercise of an Award under this Plan, the Committee may require the recipient to furnish a written representation that he or she is acquiring the Shares for investment and not with a view to distribution to the public. In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 of the Securities Act or the regulations hereunder.

          22.4 LISTING AND REGULATORY REQUIREMENTS. Each Award is subject to the further requirements that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the Shares subject to the Award is required by any securities exchange or under any applicable law or the rule of any regulatory body, or is necessary or desirable as a condition of, or in connection with, the granting of such Award or the issuance of Shares thereunder, such Award will not be granted or exercised and the Shares may not be issued unless and until such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

          22.5 SECTION 16. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision under the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

          22.6 PERFORMANCE-BASED COMPENSATION. The Plan is intended to give the Committee the authority, in its discretion, to grant Awards that qualify as performance-based compensation under Code Section 162(m)(4)(C).

     23. DEFERRAL ELECTIONS. The Committee may, pursuant to the terms of an Award Letter, permit any Participant receiving an Award to elect to defer his or her receipt of a payment of cash or the delivery of Shares that would be otherwise due such individual by virtue of the exercise, settlement, vesting or lapse of restrictions regarding any Award made under the Plan. If any such election is permitted, the Committee shall establish rules and procedures for such payment deferrals and include such rules and procedures in the Award Letter, including the possible payment or crediting of reasonable interest on such deferred amounts credited in cash and the payment or crediting of dividend equivalents in respect of deferrals credited in Shares.

     24.  MISCELLANEOUS.

          24.1 EMPLOYMENT RIGHTS. Neither the Plan nor any action taken hereunder shall be construed as giving any Employee the right to participate under the Plan, and a grant of an Award under the Plan shall not be construed as giving any recipient of the grant any right to be retained in the employ of the Company.

          24.2 NO TRUST OR FUND CREATED. Neither the Plan nor any grant made hereunder shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and any recipient of a grant of an Award or any other person. To the extent that any person acquires a right to receive payments from the Company pursuant to a grant under the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company. Nothing herein shall prevent or prohibit the Company from establishing a trust or other arrangement for the purpose of providing for the payment of the benefits payable under the Plan.

          24.3 FEES AND COSTS. The Company shall pay all original issue taxes on the exercise of any Award granted under the Plan and all other fees and expenses necessarily incurred by the Company in connection therewith.

          24.4 AWARDS TO FOREIGN NATIONALS. Without amending the Plan, Awards may be granted to participants who are foreign nationals or who are employed outside the United States or both, on such terms and conditions different than those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan.

          24.5 OTHER PROVISIONS. As used in the Plan, and in Awards and other documents prepared in implementation of the Plan, references to the masculine pronoun shall be deemed to refer to the feminine or neuter, and references in the singular or the plural shall refer to the plural or the singular, as the identity of the person or persons or entity or entities being referred to may require. The captions used in the Plan and in such Awards and other documents prepared in implementation of the Plan are for convenience only and shall not affect the meaning of any provision hereof or thereof.

     25. EFFECTIVENESS OF THE PLAN. The Plan shall become effective when approved by the Board. The Plan shall thereafter be submitted to the Company's stockholders for approval and unless the Plan is approved by the affirmative votes of the holders of shares having a majority of the voting power of all shares represented at a meeting duly held in accordance with Georgia law within twelve (12) months after being approved by the Board, the Plan and all Awards made under it shall be void and of no force and effect.

     To record the adoption of the Plan (as amended and restated) by the Board on August 18, 1999, the Company has caused its authorized officers to affix the corporate name and seal hereto.


                              SCIENTIFIC-ATLANTA, INC.



                              By:/s/ Brian C. Koenig
                                 -----------------------------------------------
                                 Brian C. Koenig
                                 Senior Vice President-Human Resources



                              By: /s/ William E. Eason, Jr.
                                  ----------------------------------------------
                                  William E. Eason, Jr.
                                  Senior Vice President, General Counsel and
                                  Corporate Secretary



[Seal]

                                                                      Appendix B

                           SCIENTIFIC-ATLANTA, INC.

                     SENIOR OFFICER ANNUAL INCENTIVE PLAN



                                            As adopted by the Board of Directors
                                                                on June 22, 1994
                                                         and by the Stockholders
                                                            on November 11, 1994
                             and most recently amended by the Board of Directors
                                                              on August 18, 1999

                           SCIENTIFIC-ATLANTA, INC.
                     SENIOR OFFICER ANNUAL INCENTIVE PLAN


1.  PURPOSE

The purpose of this Plan is to improve the return to the Company's stockholders by providing incentive compensation to the Chief Executive Officer (and any other Plan Participants) of the Company for superior performance. Performance Objectives, i.e., standards of performance, are set at such a level as to require the Participants to excel in order to attain them. To these ends, the Plan provides a means of rewarding the Participants for contributing through their individual performance to the objectives of the Company.

2. DEFINITIONS. When used herein, the following terms shall have the meaning set forth below:

     2.1  "Board" - The Board of Directors of the Company.

     2.2 "Business Unit" - An organizational unit, i.e., business unit, region, function, division, group or sector.

     2.3 "Code" - The Internal Revenue Code of 1986, as amended from time to time, and reference to any specific provisions of the Code shall refer to the corresponding provisions of the Code as it may hereafter be amended or replaced.

     2.4 "Company" - Scientific-Atlanta, Inc. and its subsidiaries and affiliates.

     2.5 "Committee" - The Human Resources and Compensation Committee of the Board of Directors or any other committee appointed by the Board whose members meet the requirements for eligibility to serve set forth in paragraph 3 of the Plan and which is vested by the Board with responsibility for the administration of the Plan, provided, however, that only those members of the Human Resources and Compensation Committee of the Board who participate in decisions relative to Performance Objectives and awards and payments under this Plan shall be deemed to be part of the "Committee" for purposes of this Plan.

     2.6  "Exchange Act" - The Securities Exchange Act of 1934, as amended.

     2.7 "Participant" - A person selected in accordance with paragraph 4 of the Plan to receive an incentive compensation award in accordance with this Plan.

     2.8 "Performance Objectives" - The specific targets and objectives established by the Committee under one or more, or a combination of or ratio between, any key elements contained in or derived from the Company's income statement, balance sheet and/or cash flow statement, or the equivalent measure in a business unit or function of the company, including but not limited to sales or revenue, bookings, gross margin, costs and expenses, working capital, inventory, pre-tax and after-tax income, increase in cash, return on equity, return on assets, return on capital, earnings per share, return on sales, total shareholder return and net income. These targets and objectives may represent performance vs. plan, performance vs. historical performance or performance vs. a peer group of comparable companies established by the Committee. Results against targets and objectives shall be determined and measured in accordance with generally accepted accounting principles as utilized by the Company in its reports filed under the Exchange Act.

     2.9   "Plan" - This Senior Officer Annual Incentive Plan.

     2.10  "Plan Year" - A fiscal year of the Company.

     2.11 "Retire" - Voluntary termination of employment with the Company by a Participant after the date on which: (i) the Participant has completed five (5) years of Credited Service under the Retirement Plan, and (ii) the sum of such Participant's age and years of Credited Service equal sixty-five (65).

     2.12 "Retirement Plan" - The Scientific-Atlanta, Inc. Retirement Plan and Trust.

     2.13 "Target" - Incentive compensation award, expressed as a percentage of Participant's base salary, payable to a Participant upon meeting: (i) one hundred percent (100%) of quantitative and qualitative objectives and (ii) all other eligibility criteria under the Plan.

3. ADMINISTRATION AND INTERPRETATION OF THE PLAN. The Board shall appoint the Committee, which shall consist of not less than two (2) members of the Board. Unless the Board determines otherwise, the Committee shall be comprised solely of "outside" directors within the meaning of Section 162(m)(4)(C)(i) of the Code. The Committee shall have the power to (i) approve eligible Participants, (ii) approve awards and payments under the Plan, (iii) interpret and construe the Plan, (iv) adopt, amend and rescind rules and regulations relating to the Plan, and (v) make all other determinations and take all other actions necessary or desirable for the Plan's administration.

     The decision of the Committee on any question concerning the interpretation and administration of the Plan shall be final and conclusive. Subject to paragraph 7 hereof, nothing in the Plan shall give any employee, his/her legal representatives or assigns, any right to a payment or otherwise to participate in the Plan, except as the Committee may determine after the conclusion of a Plan Year.

4.   ELIGIBLE PARTICIPANTS.

     4.1 DESIGNATION AND APPROVAL. Participants will be the Chief Executive Officer and any other senior officers who are designated and are approved by the Committee to receive an incentive compensation award under the Plan, provided, however, that if a Change in Control (as
                           --------  -------
           defined in paragraph 7) occurs prior to the time Participants are determined for the Plan Year in which the Change in Control occurs, all persons who were Participants in the prior Plan

          Year and who are active employees of the Company as of the date of the Change in Control shall be Participants for such Plan Year.

     4.2 REQUIREMENT OF ACTIVE EMPLOYMENT AS OF DATE WHICH COMMITTEE APPROVES AWARDS. Except as the Committee may otherwise determine or as provided in paragraph 7, in order to be eligible to earn and receive an incentive compensation award under the Plan, a Participant for any Plan Year must be an active employee of the Company on the date which the Committee meets and approves incentive compensation awards under this Plan after the end of the Plan Year. Accordingly, if a Participant voluntarily terminates his/her employment or if the Company involuntarily terminates a Participant's employment prior to the date upon which the Committee meets after the end of the Plan Year to approve incentive compensation awards for that Plan Year, the Participant does not earn and is not eligible to receive an incentive compensation award under the Plan.

     4.3 PRORATED AWARDS. The Committee may decide to award a prorated award to a Participant who is newly hired during the Plan Year. Prorated awards may also be given to Participants who Retire during a Plan Year and to the estates of Participants who die during a Plan Year.

5.  DETERMINATION OF INCENTIVE COMPENSATION AWARDS.

     5.1 TARGETS. Each Participant will have a Target established for him/her by the Company for the Plan Year.

     5.2 PERFORMANCE OBJECTIVES. The Committee shall establish one or more specific Performance Objectives for a Plan Year, and such Performance Objectives shall be established within ninety (90) days of the beginning of the Plan Year. The Committee shall also establish a schedule or schedules setting forth the amount to be paid based on the extent to which the Performance Objectives are actually achieved as determined by the Committee. The Committee may at any time adjust the Performance Objectives and any schedules of payments related thereto or adjust the way Performance Objectives are measured, provided that this provision shall not apply to any payment that is intended to qualify as performance-based compensation under Code Section 162(m)(4)(C), if and to the extent that it would prevent the payment from so qualifying. The Committee shall have the right to reduce or eliminate the compensation payable upon the attainment of a Performance Objective but shall not have the discretion to increase a payment upon the attainment of a Performance Objective.

6.  PAYMENT OF INCENTIVE COMPENSATION AWARDS

     6.1 TIME OF PAYMENT. Except as provided in paragraph 7, incentive compensation awards under this Plan will be fully paid in cash within ninety (90) days after the end of the Plan Year, or deferred in whole or in part based on a written request for deferral submitted by the Participant and approved by the Company in accordance with procedures established by the Company.

     6.2 TREATMENT OF AWARD AS COMPENSATION. Any amounts paid as incentive compensation under this Plan shall be considered as compensation to the Participant for purposes of the Retirement Plan and disability and life insurance programs, unless and to the extent that such compensation is expressly excluded by the provisions of the Retirement Plan or the instruments establishing such programs, but such amounts shall not be considered as compensation for purposes of any other incentive plan or other benefits unless the written instrument establishing such other plan or benefits expressly includes compensation paid under this Plan.

     6.3 MAXIMUM AWARD. The maximum dollar value with respect to payments under this Plan to any Participant in any single Plan Year shall be $1,000,000.

7.  CHANGE IN CONTROL OF THE COMPANY

     7.1 CONTRARY PROVISIONS. Notwithstanding anything contained in the Plan to the contrary, the provisions of this paragraph 7 shall govern and supersede any inconsistent terms or provisions of the Plan.

     7.2 CHANGE IN CONTROL. For purposes of the Plan, Change in Control shall mean any of the following events:

          7.2.1 The acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"); provided, however, that for purposes of this paragraph 8(b)(1),
                 --------  -------
                 the Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

          7.2.2 The individuals who are members of the Incumbent Board (as defined below) cease for any reason to constitute at least two-thirds (2/3) of the Board. The "Incumbent Board" shall include the individuals who as of August 20, 1990 are members of the Board and any individual becoming a director subsequent to August 20, 1990 whose election, or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then comprising the Incumbent Board; provided, however, that any individual who is not a
                        --------  -------
                 member of the Incumbent Board at the time he or she becomes a member of the Board shall become a member of the Incumbent Board upon the completion of two (2) full years as a member of the Board; provided, further, however, that notwithstanding the
                            --------  -------  -------
                 foregoing, no individual shall be considered a member of the Incumbent Board if such individual initially assumed office

                 (i) as a result of either an actual or threatened "election contest" (within the meaning of Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") or (ii) with the approval of the other Board members, but by reason of any agreement intended to avoid or settle a Proxy Contest; or

          7.2.3 Approval by stockholders of the Company of (i) a merger or consolidation involving the Company if the stockholders of the Company, immediately before such merger or consolidation, do not own, directly or indirectly immediately following such merger or consolidation, more than eighty percent (80%) of the combined voting power of the outstanding voting securities of the Company resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation or (ii) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

          7.2.4 Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because twenty percent (20%) or more of the then outstanding Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

          7.2.5 Moreover, notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided, that if a Change in Control
                                        --------
                 would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the Percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, the a Change in Control shall occur.

          7.2.6 Notwithstanding anything contained in this Plan to the contrary, if a Participant's employment is terminated prior to a Change in Control and the Participant reasonably demonstrates that such termination (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control who effectuates a Change in Control or (ii) otherwise occurred in connection with or in anticipation of a Change in Control which actually occurs, then for all purposes of this Plan, the date of a Change in Control in respect of such Participant shall mean the date immediately prior to the date of termination of such Participant's employment.

     7.3 PAYMENT UPON A CHANGE IN CONTROL. Upon a Change in Control, the following incentive compensation awards shall be paid:

          7.3.1 Upon a Change in Control, the incentive compensation award for a Plan Year ending prior to the date of the Change in Control for which payment has not previously been made shall be unconditionally payable in cash to each Participant.

          7.3.2 If a Change in Control occurs with approval of the Board granted prior to any such Change in Control, incentive compensation awards for the Plan Year during which the Change in Control occurs shall be unconditionally payable to each Participant, such awards to be the Target percentage of each Participant's base salary or such higher percentage a may be approved by the Committee.

          7.3.3 If a Change in Control occurs without approval of the Board granted prior to any such Change in Control, incentive compensation awards for the Plan Year during which the Change in Control occurs shall be unconditionally payable to each Participant, such awards to be two (2) times the Target percentage of each Participant's base salary; provided,
                                                               --------
                 however, that in any case, if a Change in Control occurs before
                 -------
                 Target percentages shall have been established for a Plan Year, the Target percentages for such Plan Year shall be no less favorable to the Participants than the Target percentages for the prior Plan Year.

          Unless the Committee directs an earlier payment, incentive compensation awards payable in accordance with this paragraph 7.3 shall be paid in cash on or before the earlier of the date which is five (5) days following the date of the Change of Control or the date determined in accordance with paragraph 6 above.

     7.4 CONTINUATION OF THE PLAN. For a period of two (2) Plan Years following the Plan Year in which a Change of Control occurs, the Plan shall not be terminated or amended in any way (including, but not limited to, restricting or limiting the right to participate in the Plan of any person who is a Participant on the day prior to the date of the Change in Control), nor shall the manner in which the Plan is administered be changed in a way that adversely affects the level of participation or reward opportunities of any Participant; provided,
                                                                    --------
          however, that the Plan shall be amended as necessary to make
          -------
          appropriate adjustments for (i) any negative effect that the costs of expenses incurred by the Company in connection with the Change in Control may have on the benefits payable under the Plan and (ii) any changes to the Company (including, but not limited to, changes in corporate structure or capitalization, acquisitions or dispositions and increased interest expense as a result of the incurrence or assumption by the Company of acquisition indebtedness) following the Change in Control so as to preserve the reward opportunities and performance targets for comparable performance under the Plan as in effect on the date immediately prior to the Change in Control.

     7.5 NO AMENDMENT OR TERMINATION OF CHANGE IN CONTROL PROVISION. This paragraph 7 shall not be amended or terminated at any time. Any amendment or termination of the Plan prior to a Change in Control which (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control or (ii) otherwise arose in connection with or in anticipation of a Change in Control shall be null and void and shall have no effect whatsoever.

     7.6 TRUST ARRANGEMENT. All benefits under the Plan shall be paid by the Company. The Plan shall be unfunded, and the benefits hereunder shall be paid only from the general asset of the Company; provided, however,
                                                              --------  -------
          nothing herein shall prevent or prohibit the Company from establishing a trust or other arrangement for the purpose of providing for the payment of the benefits payable under the Plan.

8. NON-ASSIGNABILITY. No payment awarded under this Plan nor any right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void and shall not be recognized or given effect by the Company.

9. AMENDMENT OF THE PLAN. This Plan may be amended at any time and from time to time by the Board, provided that no amendment to the Plan which would change the material terms of performance goals that were previously approved by the Company's stockholders within the meaning of Proposed Treasury Regulation Section 1.162.27(e)(4)(vi) or a successor provision shall be made without the approval of the stockholders of the Company, unless the Board determines that such approval: (i) is not necessary to avoid loss of a deduction under Section 162(m) of the Code, (ii) will not avoid such a loss of deduction or (iii) is not advisable.

10. NO RIGHT TO EMPLOYMENT. Nothing in this Plan or in any notice of award pursuant to this Plan shall confer upon any person the right to continue in the employment of the Company or affect the Company's right to terminate the employment of any person.

11. PERFORMANCE-BASED COMPENSATION. This Plan is intended to give the Committee the authority, in its discretion, to make payments that qualify as performance-based compensation under Code Section 162(m)(4)(C).

12. GOVERNING LAW. This Plan and the rights of all persons claiming rights under the Plan shall be governed by and interpreted in accordance with the laws of the State of Georgia, excluding its provisions regarding conflicts of laws.

To record the adoption of this amended and restated Plan by the Board on August 18, 1999, the Company has caused its authorized officers to execute this Plan in the space designated below.



                              SCIENTIFIC-ATLANTA, INC.


                              By: /s/ Brian C. Koenig
                                 ---------------------------------------
                                 Brian C. Koenig
                                 Senior Vice President - Human Resources



                              By: /s/ William E. Eason, Jr.
                                 ---------------------------------------
                                 William E. Eason, Jr.
                                 Senior Vice President, General
                                 Counsel and Corporate Secretary